Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

                              SHAREHOLDER AGREEMENT

                                      AMONG

                           BIOTRANSPLANT INCORPORATED,

                             NOVARTIS PHARMA AG, AND

                                     LOXO AG

                         dated as of September 24, 2000

                                TABLE OF CONTENTS



                                                                                                                 PAGE

1.   DEFINITIONS..................................................................................................1
     1.1      "AFFILIATE".........................................................................................1
     1.2      "BTI LICENSE AGREEMENT".............................................................................1
     1.3      "DELAWARE CO".......................................................................................2
     1.4      "EFFECTIVE DATE"....................................................................................2
     1.5      "FIELD".............................................................................................2
     1.6      "LICENSE AGREEMENT(S)"..............................................................................2
     1.7      "NPAG LICENSE AGREEMENT"............................................................................2
     1.8      "PARTY(IES)"........................................................................................2
     1.9      "RESEARCH PROGRAM"..................................................................................2
     1.10     "SHARES"............................................................................................2
     1.11     "LOXO LICENSE AGREEMENT"............................................................................2
     1.12     "THIRD PARTY".......................................................................................2
     1.13     "XENOGRAFT PRODUCT(S)"..............................................................................2
2.   OVERVIEW.....................................................................................................2
     2.1      Objectives..........................................................................................2
     2.2      Powers..............................................................................................3
3.   FINANCIAL ARRANGEMENTS.......................................................................................3
     3.1      Allocations.........................................................................................3
     3.2      Records and Reporting...............................................................................3
4.   COVENANTS REGARDING OPERATIONS...............................................................................3
     4.1      Affirmative Covenants...............................................................................3
     4.2      Negative Covenants..................................................................................4
5.   BOARD COMPOSITION............................................................................................5
     5.1      LOXO Board of Directors.............................................................................5
     5.2      DELAWARE CO Board of Directors......................................................................6
     5.3      General.............................................................................................7
6.   RESTRICTIONS ON TRANSFER OF SHARES; LEGENDS..................................................................7
     6.1      Restrictions on Transfer............................................................................7
     6.2      Right of First Refusal..............................................................................7
     6.3      Legends.............................................................................................8
7.   TERM AND TERMINATION.........................................................................................8
     7.1      Term................................................................................................8
     7.2      Termination.........................................................................................8
     7.3      Survival of Rights and Duties.......................................................................8
8.   DISSOLUTION..................................................................................................8
     8.1      Dissolution Plan....................................................................................8
     8.2      Survival of Obligations.............................................................................9
9.   CONFIDENTIALITY AND PUBLIC INFORMATION.......................................................................9
     9.1      Confidentiality.....................................................................................9
     9.2      Public Disclosures.................................................................................10




     9.3      Other Parties......................................................................................11
10.  REPRESENTATIONS AND WARRANTIES..............................................................................11
     10.1     Representations of Authority.......................................................................11
     10.2     Absence of Litigation..............................................................................11
     10.3     No Conflict........................................................................................11
     10.4     No Warranties......................................................................................11
11.  GENERAL.....................................................................................................12
     11.1     Severability.......................................................................................12
     11.2     No Third Party Beneficiary.........................................................................12
     11.3     Further Assurances.................................................................................12
     11.4     Affiliates.........................................................................................12
     11.5     Expenses...........................................................................................12
     11.6     Exchange Controls..................................................................................12
     11.7     Withholding Taxes..................................................................................12
     11.8     Force Majeure......................................................................................12
     11.9     Assignment.........................................................................................13
     11.10    Specific Performance...............................................................................13
     11.11    Governing Law......................................................................................13
     11.12    Arbitration........................................................................................13
     11.13    Notices............................................................................................13
     11.14    Complete Agreement.................................................................................14
     11.15    Binding Effect.....................................................................................14
     11.16    Amendments and Waivers.............................................................................14
     11.17    Pronouns...........................................................................................14
     11.18    Counterparts; Facsimile Signatures.................................................................14
     11.19    Section Headings...................................................................................15


                              SHAREHOLDER AGREEMENT

         This Shareholder Agreement dated as of September 24, 2000 is entered into by and among LOXO AG, a Swiss corporation ("LOXO"), BioTransplant Incorporated, a Delaware corporation ("BTI") and Novartis Pharma AG, a Swiss corporation ("NPAG").

                                   BACKGROUND

         A. BTI is currently conducting research and development into potential pharmaceutical products and systems to enable the xenotransplantation of organs from swine into humans and, in the course of such research and development, has made discoveries and inventions and owns, or controls by license, certain patents and patent applications relating thereto.

         B. NPAG is the leading supplier of transplantation therapeutics and is conducting research and development, in collaboration with others, into potential pharmaceutical products and systems to enable the xenotransplantation of organs from swine into humans and in the course of such research and development, has made discoveries and inventions and owns, or controls by license, certain patents and patent applications relating thereto.

         C. LOXO has been organized by BTI and NPAG to independently research xenotransplantation products using the intellectual property rights owned by or licensed to BTI and NPAG.

         D. The Parties hereto desire to have NPAG develop, market and sell on a worldwide basis any xenotransplantation products that result from LOXO's research program.

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the Parties hereto agree as follows:

         1.       DEFINITIONS

                  In addition to terms defined elsewhere in this Agreement, the following terms shall have the following meanings:

                  1.1 "AFFILIATE" with respect to a Party shall mean any corporation or other entity which controls, is controlled by, or is under common control with such Party. A corporation or other entity shall be regarded as in control of another corporation or entity if it owns or directly controls more than fifty percent (50%) of the voting stock or other ownership interest of the other corporation or entity, or if it possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the corporation or other entity or the power to elect or appoint fifty percent (50%) or more of the members of the governing body of the corporation or other entity. For the purposes of this Agreement no Party is an Affiliate of any other Party.

                  1.2 "BTI LICENSE AGREEMENT" means the License Agreement dated September 24, 2000 between BTI and LOXO, a copy of which is attached hereto as Exhibit A, pursuant to which BTI has licensed certain rights and technology to LOXO.

                  1.3 "DELAWARE CO" means DELAWARE CO, a Delaware corporation and a wholly-owned subsidiary of LOXO, to be established by LOXO promptly following the Effective Date and in any event prior to January 1, 2001.

                  1.4 "EFFECTIVE DATE" shall mean the date appearing on the cover page of this Agreement.

                  1.5 "FIELD" means human xenotransplantation.

                  1.6 "LICENSE AGREEMENT(S)" means, collectively, the BTI License Agreement, the NPAG License Agreement and the LOXO License Agreement.

                  1.7 "NPAG LICENSE AGREEMENT" means the License Agreement dated September 24, 2000 between NPAG and LOXO, a copy of which is attached hereto as Exhibit B, pursuant to which NPAG has licensed certain rights and technology to LOXO.

                  1.8 "PARTY(IES)" means BTI, NPAG and/or LOXO, as the case may be.

                  1.9 "RESEARCH PROGRAM" means the preclinical research program, to be carried out by LOXO and its Affiliates and subcontractors to develop Xenograft Products for use in the Field.

                  1.10 "RESEARCH AGREEMENT" means the contract research agreement referred to in Article 2.1 hereinafter.

                  1.11 "SHARES" shall mean and include any and all shares of capital stock of LOXO or DELAWARE CO, as applicable, by whatever name called, which carry voting rights (including voting rights which arise by reason of default) and shall include any such shares now owned or subsequently acquired by BTI, NPAG or LOXO, as applicable, however acquired.

                  1.12 "LOXO LICENSE AGREEMENT" means the License Agreement dated September 24, 2000 between LOXO and NPAG, a copy of which is attached hereto as Exhibit C, pursuant to which LOXO has licensed certain rights and technology and the results of the Research Program to NPAG.

                  1.13 "THIRD PARTY" means any entity other than BTI, NPAG or LOXO, or any of their Affiliates.

                  1.14 "XENOGRAFT PRODUCT(S)" means products, processes, articles, apparatus, substances, chemicals, materials, biological materials, including organs, cells and tissues, or services, used prior to, during or after a human xenotransplantation procedure.

         2.       OVERVIEW

                  2.1 OBJECTIVES. The primary objective of the Research Program to be conducted by LOXO and its Affiliates and subcontractors shall be to research Xenograft Products in the Field, which NPAG shall have the exclusive right to develop, manufacture and commercialize on a worldwide basis pursuant to the LOXO License Agreement. The research obligations of LOXO are to be contracted to DELAWARE CO by LOXO under a contract research agreement to be concluded between LOXO and DELAWARE CO, promptly following establishment of DELAWARE CO and, in any event, prior to January 1, 2001.

                  2.2 POWERS. Except as specifically limited herein, LOXO shall have all the powers necessary or convenient to the conduct, promotion and attainment of its business or objectives, including without limitation, all of the powers conferred on corporations by law, statute and its documents of organization. To this end, the Parties hereto agree and acknowledge that except as expressly limited by this Agreement, it is the intention of the Parties that LOXO shall have complete autonomy with respect to the conduct of the Research Program and the carrying out of its day to day operations.

         3.       FINANCIAL ARRANGEMENTS

                  3.1 Share Capital. On formation, LOXO shall issue to NPAG sufficient shares so that NPAG shall hold two-thirds (2/3) of the issued and outstanding shares of LOXO against a payment of CHF 67,000 and further LOXO shall issue to BTI sufficient shares so that BTI shall hold one-third (1/3) of the issued and outstanding shares of LOXO against a payment of CHF 33,000.

                  3.2 ALLOCATIONS. Except as otherwise required by any law, regulation or order, or as specified in the License Agreements (including the payment to any Party of any required royalties thereunder), all income, gain, profit, loss, deduction and credit for any fiscal year of LOXO on a consolidated basis will be allocated among BTI and NPAG pro rata in accordance with their equity percentage ownership of LOXO in effect for the period during which such items accrue. Profits, if any, shall be calculated for each calendar quarter in which realized and shall be reported to each of BTI and NPAG within forty-five
(45) days following the end of each such quarter. Distributions of profits, if any, will be made semi-annually to each of BTI and NPAG. All distributions to BTI and NPAG will be accompanied by a report setting forth the basis for such distribution. In principle, it is the intent of the parties that the maximum amount permitted by law shall be distributed out of the profits of LOXO to its shareholders.

                  3.3 RECORDS AND REPORTING. LOXO shall, and shall cause DELAWARE CO to, maintain proper and complete records and books of their respective accounts that accurately and fairly reflect all costs incurred by or on behalf of each of them in connection with the Research Program. In that connection, LOXO shall, and shall cause DELAWARE CO to, establish cost and financial accounting and bookkeeping system(s) with a view toward ensuring maximum transparency and accuracy.

         4.       COVENANTS REGARDING OPERATIONS

                  4.1      AFFIRMATIVE COVENANTS.  LOXO covenants and agrees to:

                           (a) permit each of BTI and NPAG, or any authorized
representative thereof, to visit and inspect its properties and those of DELAWARE CO, including their respective corporate and financial records, and to discuss their respective business and finances with their officers, during normal business hours following reasonable notice and as often as may be reasonably requested;

                           (b) deliver to each of BTI and NPAG within 60 days
after the end of each fiscal year, in respect of itself and DELAWARE CO, an audited consolidated balance sheet as at the end of such year and audited consolidated statements of income and of cash flows for such year, certified by certified public accountants of established national reputation selected by it, and prepared in accordance with GAAP on a consolidated basis;

                           (c) deliver to each of BTI and NPAG within 30 days
after the end of each fiscal quarter (other than the fourth quarter), in respect of itself and DELAWARE CO, an unaudited consolidated balance sheet as at the end of such quarter, and unaudited consolidated statements of income and of cash flows for such fiscal quarter and for the current fiscal year to the end of such fiscal quarter, each on a consolidated basis;

                           (d) deliver to each of BTI and NPAG with reasonable
promptness, such other information and data as BTI and NPAG may from time to time reasonably request or as may be specified pursuant to the terms of the License Agreements;

                           (e) promptly notify BTI and NPAG of any material
adverse change in its business, prospects, assets or condition, financial or otherwise; or those of DELAWARE CO;

                           (f) hold, and cause DELAWARE CO to hold, meetings of
the Board of Directors at least quarterly; and

                           (g) comply, and cause DELAWARE CO to comply, in all
material respects, with all applicable federal and state laws regarding environmental protection and the conduct of research using laboratory animals.

                  4.2 NEGATIVE COVENANTS. LOXO shall not, and shall not permit DELAWARE CO to, without the prior written consent of BTI and NPAG:


                           (a) merge with or into or consolidate with any other
 corporation;

                           (b) sell, lease, license, or otherwise dispose of all
or substantially all of its properties or assets;

                           (c) acquire all or substantially all of the
properties, assets or stock of any other corporation or entity or enter into any partnership, joint venture, license or other similar agreement;

                           (d) voluntarily liquidate or dissolve;

                           (e) issue and sell any shares of its capital stock to
any Third Party;

                           (f) amend any provision of, or add any provision to,
its documents of organization and corporate governance, which such amendments or provisions would materially adversely affect BTI and/or NPAG, either individually or as a whole;

                           (g) enter into any agreement with any stockholder,
officer or director, or any Affiliate of BTI or NPAG, without the consent of at least a majority of the disinterested members of LOXO's or DELAWARE CO's Board of Directors, as the case may be;

                           (h) so long as the LOXO License Agreement shall
remain in full force and effect, conduct any clinical trials of Xenograft Products in humans; or

                           (i) amend or modify in any material respect any of
(A) the License Agreements, (B) the material terms of the Research Agreement, or
(C) any Sublease Agreement or Administrative Services Agreement that BTI and DELAWARE CO may in the future enter into;

                           (j) transfer, sell, pledge, encumber, mortgage,
dispose of, assign, lease or license or convert any ownership or interest in, or material rights relating to, any intellectual property outside of the Field;

                           (k) select or terminate key management (senior
science, operations and finance management);

                           (l) repurchase, redeem or otherwise acquire for value
any of its capital stock;

                           (m) relocate a material part of its business
operations;

                           (n) adopt or materially amend or modify an employee
incentivization program;

                           (o) increase or decrease the number of members of the
board of directors;

                           (p) institute or settle material legal proceedings;
or

                           (q) adopt or materially amend any written guidelines
or policies relating to ecology, safety, animal care and quality assurance.

         5.       BOARD COMPOSITION

                  5.1      LOXO BOARD OF DIRECTORS.

                           (a) In any and all elections of directors of LOXO
(whether at a meeting or by written consent in lieu of a meeting), each of BTI and NPAG shall vote or cause to be voted all Shares ( as defined below) owned by it, or over which it has voting control, and otherwise use its respective best efforts, so as to fix the number of directors of LOXO at four and to elect (i) one member designated by BTI, (ii) one member designated by NPAG and (iii) two additional members, one each designated by BTI and NPAG, neither of whom shall be employed by any of the Parties or their respective Affiliates, and both of whom shall be acknowledged experts in the Field and reasonably acceptable to the persons designated pursuant to clauses (i) and (ii). The director(s) initially designated by BTI and NPAG pursuant to clauses (i) and (ii) are Elliot Lebowitz and Corinne Savill and the directors initially designated pursuant to clause
(iii)
are David Sachs and a director to be designated by NPAG following the execution of this Agreement. The parties hereto acknowledge that the Research Agreement between LOXO and DELAWARE CO will contain a provision granting to a mutually acceptable representative of DELAWARE CO observation rights with respect to meetings of LOXO's Board of Directors. The organization documents of LOXO shall provide that a quorum shall exist at any meeting of stockholders at which directors are elected only if at least seventy five percent (75%) of all issued and outstanding shares are represented at a meeting of the shareholders.

                           (b) LOXO shall provide BTI and NPAG with 30 days'
prior written notice of any intended mailing of a notice to stockholders for a meeting at which directors are to be elected. BTI and NPAG shall give written notice to all other Parties to this Agreement, no later than 20 days prior to such mailing, of the person designated pursuant to Section 5.1(a) as a nominee for election as a director. LOXO agrees to nominate and recommend for election as directors only the individuals designated, or to be designated, pursuant to subsection 5.1(a) above. If either BTI or NPAG shall fail to give notice to LOXO as provided above, it shall be deemed that such Party's designee then serving as a director shall be such Party's designee for reelection.

                           (c) Approval of decisions of the LOXO Board of
Directors shall require the presence of all four members of the Board of Directors and the affirmative vote of at least three of the four Directors. Notwithstanding anything herein to the contrary, as provided in Section 4.2 above, any actions of the kind enumerated in Section 4.2 shall require the approval of the NPAG and BTI Directors.

                  5.2      DELAWARE CO BOARD OF DIRECTORS.

                           (a) In any and all elections of directors of DELAWARE
CO (whether at a meeting or by written consent in lieu of a meeting), LOXO shall vote or cause to be voted all Shares owned by it, or over which it has voting control, and otherwise use its best efforts, so as to elect the same Board of Directors as the LOXO Board of Directors set forth in Article 5.1.(a) above.

                           (b) LOXO shall cause DELAWARE CO to provide LOXO, BTI
and NPAG with 30 days' prior written notice of any intended mailing of a notice to stockholders for a meeting at which directors are to be elected. BTI and NPAG shall each give written notice to all other Parties to this Agreement, no later than 20 days prior to such mailing, of the person designated pursuant to Section 5.2(a) as nominees for election as directors. LOXO shall cause DELAWARE CO to nominate and recommend for election as directors only the individuals designated, or to be designated, pursuant to subsection 5.2(a). If either BTI or NPAG shall fail to give notice to the other Parties to this Agreement as provided above, it shall be deemed that such Party's designee then serving as a director shall be such Party's designee for re-election.

                           (c) Approval of decisions of the DELAWARE CO Board of
Directors shall require the presence of all four members of the Board of Directors and the affirmative vote of at least three of the four Directors.

                  5.3      GENERAL.

                           (a) The voting agreements contained herein are
coupled with an interest and may not be revoked, except by an amendment, modification or termination effected in accordance with Section 11.6 hereof.

                           (b) The provisions of this Section 5 shall continue
in full force and effect until (i) in the case of LOXO, termination of this Agreement pursuant to Section 7, and (ii) in the case of DELAWARE CO, the earlier of (A) the tenth anniversary of the date of this Agreement or (B) termination of this Agreement pursuant to Section 7.

         6.       RESTRICTIONS ON TRANSFER OF SHARES; LEGENDS

                  6.1 RESTRICTIONS ON TRANSFER. Neither BTI nor NPAG may transfer, sell, assign, grant an option to or for, pledge, hypothecate, mortgage, encumber or dispose of all or any of its Shares ("Transfer") without first complying with the provisions of Section 6.2; PROVIDED THAT, the provisions of Section 6.2 shall not apply (a) in the event that either Party wishes to transfer its Shares to any Affiliate, or (b) in connection with the transfer or sale of all or substantially all of a Party's business to which this Agreement relates, or in the event of such Party's merger, consolidation or change in control or similar transaction. Any permitted transferee of a Party's Shares shall agree in writing with the other Parties hereto, as a further condition precedent to such Transfer, to be bound by all of the provisions of this Agreement. Any Transfer, whether voluntarily or by operation of law, other than according to the terms of this Agreement, shall be void and transfer no right, title, or interest in or to any of such Shares to the purported transferee.

                  6.2 RIGHT OF FIRST REFUSAL

                           (a) In the event that either BTI or NPAG (the
"Selling Party") proposes to undertake a sale or transfer of any Shares, it shall give the other Party (the "Non-Selling Party") written notice of its intention, describing the number of Shares and the price and the general terms upon which it proposes to transfer such Shares (a "Proposal Notice"). Each of BTI and NPAG hereby agrees that it will give the other Party a right of first refusal to purchase all of the Shares proposed to be transferred by it.

                           (b) The Non-Selling Party shall have the right to
purchase the Shares for the price and on the general terms specified in the Proposal Notice by giving written notice to the Selling Party within forty five
(45) days of the date of receipt of the Proposal Notice (the "Notice Period") and stating therein the number of Shares it desires to purchase. In the event that the Non-Selling Party has not elected to purchase all of the Shares being offered, the right of first refusal pursuant to this Section 6.2 shall terminate with respect to such Shares being offered, subject to the provisions of Section
6.2 (d) below. In the event that the Non-Selling Party exercises the option to purchase all of such Shares being offered, the purchase shall be consummated not later than thirty (30) days after the expiration of the Notice Period.

                           (c) In the event the Non-Selling Party fails to fully
exercise the right of first refusal pursuant to this Section 6.2, the Selling Party shall have sixty (60) days thereafter to sell or enter into an agreement (pursuant to which the sale of the Shares covered thereby shall be closed if at all, within forty give (45) days from the date of said agreement) to sell the Shares being offered, at a price and upon general terms no more favorable to the purchasers thereof then specified in the Proposal Notice.

                           (d) In the event that (i) the Selling Party has not
entered into an agreement to sell or transfer the Shares being offered within the sixty (60) day period provided for in subsection 6.2(c) above (or sold or transferred by the Shares being offered in accordance with the foregoing within forty five (45) days from the date of said agreement), or (ii) the Selling Party wishes to sell, transfer or otherwise dispose of such Shares at a price per Share more favorable then that set forth in the Proposal Notice, or upon terms different from those previously offered to the Non-Selling Party, then the Selling Party shall not thereafter sell or transfer any such Shares without first offering such Shares in the manner provided above.

                  6.3 LEGENDS. All certificates representing Shares shall have affixed thereto a legend in substantially the following form, as well as any other legends required by law:

                  "The shares of stock represented by this certificate are subject to certain agreements and restrictions on transfer set forth in a Shareholders Agreement, as amended from time to time, a copy of which is available for inspection at the offices of the Secretary of the issuer of this certificate."

         7. TERM AND TERMINATION

                  7.1 TERM. This Agreement shall commence on the date hereof and shall continue until terminated pursuant to the provisions of this Section 7.


                  7.2 TERMINATION. This Agreement shall terminate upon the dissolution or liquidation of LOXO, which dissolution or liquidation shall be effected solely upon the prior written consent of BTI and NPAG in accordance with Section 4.2(d) hereof.

                  7.3 SURVIVAL OF RIGHTS AND DUTIES. No termination of this Agreement shall eliminate any rights or duties accrued prior to such termination, including without limitation, the provisions of Section 1 (definitions), Section 9 (confidentiality), Section 11.11 (governing law), or
Section 11.12 (arbitration).

         8. DISSOLUTION

                  8.1 DISSOLUTION PLAN. In the event that LOXO shall be dissolved, its affairs shall be wound up as promptly as practicable in accordance with applicable law and the Parties shall develop a mutually agreeable dissolution plan (the "Dissolution Plan") to be administered by the Board of Directors of LOXO. LOXO will be dissolved if the LOXO License Agreement is terminated or, upon mutual agreement of NPAG and BTI. To the extent possible and consistent with applicable law, the Dissolution Plan shall:

                           (i) provide that, immediately prior to the filing of
                  any certificates or documents necessary to effect the lawful dissolution of LOXO, LOXO shall redeem all of the Shares then held by BTI for consideration of (A) the termination of the BTI License Agreement and the NPAG License Agreement,
                  (B) the assignment jointly to BTI and NPAG, of equal interests in and to all of LOXO's right, title and interest in and to any patents, patent applications, inventions, trade secrets, data, materials or other intellectual property owned by LOXO as of the date of such redemption and generated after the Effective Date, and (C) a one-third interest in all of any other assets then owned or controlled by LOXO.

                           (ii) with respect to any assets of LOXO, provide for
                  the distribution of such assets to BTI and NPAG in the manner set forth in this Agreement or the liquidation of such assets (any such liquidation to be effected as promptly as possible in an orderly and businesslike manner, as the case may be, so as to maximize the value of the assets to LOXO);

                           (iii) implement a structure liable to minimize any
                  adverse tax effect to the Parties of the dissolution and of the transactions in connection therewith;

                           (iv) provide that immediately before the distribution
                  of assets LOXO shall allocate any net profits or net losses as between BTI and NPAG through the date of distribution in accordance with the allocation arrangement set forth in
                  Section 3.1. For purposes of calculating the net profits and net losses in the previous sentence, any assets to be distributed to BTI and NPAG in kind, shall be deemed to have been sold at their fair market value (as determined by the Board of Directors of LOXO) for cash, which cash will be deemed distributed to BTI and NPAG pursuant to the Dissolution Plan; and

                           (v) contain such other provisions as the Parties
                  shall mutually agree.

                  8.2 SURVIVAL OF OBLIGATIONS. Dissolution of LOXO for any reason shall not release either BTI or NPAG from any liability (i) which at the time of dissolution had already accrued to such Party or any Affiliate thereof or to LOXO or (ii) which may thereafter accrue in respect to any act or omission prior to completion of the winding up process. In addition, any provision which by its terms is intended to survive termination of this Agreement, or of any License Agreement shall survive such termination.

         9. CONFIDENTIALITY AND PUBLIC INFORMATION

                  9.1 CONFIDENTIALITY.

                           (a)      Disclosure or delivery of confidential and
proprietary information or material by any Party to any other Party may be made in writing, or orally. Such confidential information or material provided by one Party to another Party will be safeguarded by the recipient and will not be disclosed to Third Parties and will be made available only to the receiving Party's or its Affiliates employees or agents (including attorneys) who need to know such information or have material for purposes permitted under this Agreement and who have obligations of confidentiality and non-use similar to those of this Agreement. Each Party shall hold as confidential such information and material in the same manner and with the same protection as such party maintains for its own confidential information and materials and agrees to use such confidential information and materials only for the purpose of this Agreement and as permitted by this Agreement. A Party may disclose Confidential Information of another to a Third Party for the purposes contemplated by this Agreement, provided that the Third Party agrees to maintain the confidentiality thereof in a manner consistent with the confidentiality provisions of this Agreement.

                           (b) The mutual obligations of confidentiality under
this Section 9 will not apply to any information to the extent that such information:

                                    (i) is or hereafter becomes part of the
                           public domain through no action of the recipient of the information which constitutes a default under this Agreement;

                                    (ii) was already known to the recipient as
                           evidenced by prior written documents in its possession which were not furnished by the other party;

                                    (iii) is disclosed to the recipient by a
                           Third Party who is not in default of any confidentiality obligation to the disclosing Party hereunder;

                                    (iv) is disclosed to obtain regulatory
                           approval for Xenograft Products, provided that the disclosing Party takes all reasonable steps to restrict and maintain the confidentiality of the disclosure;

                                    (v) is required by law or bona fide legal
                           process to be disclosed, provided that the disclosing Party takes all reasonable steps to restrict and maintain confidentiality of such disclosure and provides reasonable notice to the non-disclosing Party; or

                                    (vi) is approved for release by the Parties.

                  9.2 PUBLICITY AND PUBLIC DISCLOSURES. Each Party agrees not to disclose any terms or conditions of this Agreement to any Third Party or to issue any press release, advertisement or the like relating in any manner to, among other things, the subject matter of this Agreement, the License Agreements, the Research Agreement or any other aspects of the collaboration among the Parties without the prior consent of the other Parties, except as required by federal or state securities laws, any rule or regulation of a nationally recognized securities exchange or any other applicable law, rule or regulation; or in connection with a financing or offering statement or memorandum, or to a potential sublicense, assignee or transferee of the business of a party to which this Agreement relates; or to a licensor of a Party for the purpose of granting a sublicense to such Party. In the event of a disclosure required under this Section, the disclosing Party shall nonetheless provide the non-disclosing Parties with notice of such disclosure prior to disclosure, and will, to the extent reasonably possible, provide the non-disclosing Parties with an opportunity to correct same. A Party shall not be required to provide the other Parties with a disclosure which has been previously provided to a Party.

                           Each Party shall have the right to advise Third
Parties as to whether or not this Agreement covers any contemplated work or collaboration with such Third Party.

                  9.3 OTHER PARTIES. Notwithstanding anything to the contrary contained in this Agreement, each of BTI, NPAG and LOXO shall use reasonable efforts to each cause any of its Affiliates and any Third Party contractors, scientists and other persons working with them who may have access to Proprietary Information, to enter into one or more agreements with such persons to cause them to be bound by the confidentiality restrictions of this Section 9.

         10. REPRESENTATIONS AND WARRANTIES

                  10.1 REPRESENTATIONS OF AUTHORITY. Each of the Parties represents and warrants to the others that it has full right, power and authority to enter into this Agreement and to perform its respective obligations under this Agreement. Each of the Parties represents and warrants that (a) the execution, delivery and performance by it of this Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action, and (b) this Agreement has been duly executed and delivered by it and constitutes a valid and binding obligation of it, enforceable in accordance with its terms, subject, however, to any limitations with respect to enforcement which may be imposed in connection with bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally, and except that no representation or warranty is made as to the availability of any equitable remedy in connection with the enforcement of any term hereof.

                  10.2 ABSENCE OF LITIGATION. Each of the Parties represents and warrants that there is no action, suit, litigation, claim, governmental or other proceeding or investigation pending or to the best knowledge of each Party threatened against such Party which might materially affect the consummation of the transactions contemplated by this Agreement.

                  10.3 NO CONFLICT. Each of the Parties represents and warrants that the execution and delivery of this Agreement and the performance of such Party's obligations hereunder (a) do not conflict with or violate any requirement of applicable laws or regulations and (b) do not and shall not conflict with, violate or breach or constitute a default (with or without the giving of notice or lapse of time, or both) or require any consent or authorization under, any contractual obligations of such Party or order, judgment or decree, governmental rule, laws, orders, or otherwise to which such Party or any of its assets are bound, except such consents or authorizations as shall have been obtained prior to the date of this Agreement.

                  10.4 NO WARRANTIES. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH HEREIN OR IN THE LICENSE AGREEMENTS, THE PARTIES MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND THE NON-INFRINGEMENT OF ANY THIRD-PARTY PATENTS OR PROPRIETARY RIGHTS.

         11.      GENERAL

                  11.1 SEVERABILITY. If any provision of this Agreement is ultimately held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof or thereof shall not in any way be affected or impaired thereby, unless the absence of the invalidated provision materially adversely affects the substantive rights of the Parties. To the extent permitted by applicable law, each Party waives any provision of law which renders any provision hereof invalid, illegal or unenforceable in any respect. In the event that any provision of this Agreement shall be held to be invalid, illegal or unenforceable, the Parties shall in such instance use their best efforts to replace the invalidated provision by a valid, legal and enforceable provision which, insofar as practical, implements the purposes hereof or thereof.

                  11.2 NO THIRD PARTY BENEFICIARY. Except as otherwise provided expressly herein or therein, (i) nothing in this Agreement is or shall be intended to confer on any Person other than the Parties or their respective successors or permitted assigns, any rights of obligations under or by reason of this Agreement, and (ii) there are no Third Party beneficiaries to this Agreement.

                  11.3 FURTHER ASSURANCES. Each Party shall give further assurances and perform such further acts as are or may become necessary or appropriate to effectuate and carry out the provisions of this Agreement.

                  11.4 AFFILIATES. Each Party shall cause its respective Affiliates to comply fully with the provisions of this Agreement to the extent such provisions specifically relate, or are intended to specifically relate, to such Affiliates, as though such Affiliates were expressly named as joint obligors hereunder.

                  11.5 EXPENSES. Except as otherwise expressly provided herein, each Party shall bear the costs and expenses incurred by it in negotiating, entering into and performing any of its obligations under this Agreements.

                  11.6 EXCHANGE CONTROLS. All payments due hereunder shall be paid in United States dollars. If at any time legal restrictions prevent the prompt remittance of part or all payments with respect to any country where a Xenograft Product is sold, payment shall be made through such lawful means or methods as the Parties may determine.

                  11.7 WITHHOLDING TAXES. If applicable laws or regulations require that taxes be withheld from payments made hereunder, LOXO will (i) deduct such taxes, (ii) timely pay such taxes to the proper authority, and (iii) send written evidence of payment to the Party from whom such taxes were withheld within a sixty (60) days after payment. Each Party will assist the other Parties in claiming tax refunds, deductions or credits at such other Party's request and will cooperate to minimize the withholding tax, if available, under various treaties applicable to any payment made hereunder.

                  11.8 FORCE MAJEURE. No Party shall be held liable or responsible to any other Party nor be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement when such failure or delay is caused by or results from causes beyond the reasonable control of the affected Party, including but not limited to fire, floods, embargoes, war, acts of war (whether war is declared or not), insurrections, riots, civil commotions, strikes, lockouts or other labor disturbances, acts of God or acts, omissions or delays in acting by any governmental authority or any other Party.

                  11.9 ASSIGNMENT. Except as may otherwise be provided herein, the rights and obligations of the Parties under this Agreement may not be assigned or transferred except by a writing executed by each Party; provided, however, that either BTI and NPAG may, without such consent, assign this Agreement and its rights and obligations hereunder to its Affiliates or in connection with the transfer or sale of all or substantially all of its business to which this Agreement relates, or in the event of its merger or consolidation or change in control or similar transaction provided that the permitted assignee shall assume all obligations of its assignor under this Agreement. A permitted assignment of this Agreement by BTI or NPAG shall relieve such Party from its obligations under this Agreement except in the case of a merger or consolidation where the Party is not the surviving entity. Any purported assignment in violation of the proceeding sentences shall be void.

                  11.10 SPECIFIC PERFORMANCE. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each Party shall be entitled to specific performance of the agreements and obligations of the other Parties hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

                  11.11 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of Switzerland.

                  11.12 ARBITRATION. Any dispute arising between or among the Parties relating to, arising out of or in any way connected to this Agreement or any term or condition hereof, or the performance by any Party of its obligations hereunder, whether before or after termination of this Agreement, shall be resolved in accordance with the binding arbitration provisions set forth on Exhibit D hereto.

                  11.13 NOTICES. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed delivered (i) two business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient as set forth below:

         If to LOXO, at Gloor & Christ, Aeschenvorstadt 4, 4051, Basel Switzerland, Attention: Dr. Michael Pfeifer, or at such other address or addresses as may have been furnished in writing by LOXO to BTI and NPAG; or

         If to BTI, at Building 75, Third Avenue, Charlestown Navy Yard, Charlestown, MA 02129, Attention: President, or at such other address or addresses as may have been furnished to LOXO in writing by BTI, with a copy to Steven D. Singer, Esq., Hale and Dorr LLP, 60 State Street, Boston, MA 02109.

         If to NPAG, at Lichtstrasse 35, CH-4002, Basel, Switzerland, Attention:
Head Legal, or at such other address or addresses as may have been furnished to LOXO in writing by NPAG, with a copy to Novartis International AG, Lichtstrasse 35, CH-4003, Basel, Switzerland, Attention: Head Legal.

         Any Party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the Party for whom it is intended. Any Party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other Parties notice in the manner set forth in this
Section 11.13.

                  11.14 COMPLETE AGREEMENT. This Agreement, the License Agreements and the Research Agreement constitute the entire agreement and understanding of the Parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings relating to such subject matter and merge all prior discussions, negotiations and agreements between the Parties hereto and none of the Parties shall be bound by any conditions, definitions, warranties, understandings or representations with respect to such subject matter other than as expressly provided herein or therein or as fully set forth subsequent to the date hereof in a written instrument signed by a proper and duly authorized officer or representative of the Party to be bound thereby.

                  11.15 BINDING EFFECT. This Agreement shall inure to the benefit of and be binding upon each of the Parties hereto upon such Party's execution and delivery hereof, and upon its successors and permitted assigns.

                  11.16 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended or terminated and the observance of any term of this Agreement may be waived with respect to all Parties to this Agreement (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of all Parties to this Agreement. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

                  11.17 PRONOUNS. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

                  11.18 COUNTERPARTS; FACSIMILE SIGNATURES. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. This Agreement may be executed by facsimile signatures.

                  11.19 SECTION HEADINGS. The section headings are for the convenience of the Parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the Parties.

         Executed as of the date first written above.

                                     LOXO AG:

                                     By: /s/ MICHAEL P. PFEIFER
                                        ----------------------------------

                                     Name: MICHAEL P. PFEIFER
                                           -------------------------------
                                     Title: PRESIDENT
                                           -------------------------------

                                     BIOTRANSPLANT INCORPORATED

                                     By: /s/ ELLIOT LEBOWITZ
                                         --------------------------------

                                     Name: ELLIOT LEBOWITZ
                                           ------------------------------

                                     Title: CEO
                                           ------------------------------

                                     NOVARTIS PHARMA AG

                                     By: /s/ T. EBELING
                                         --------------------------------

                                     Name: T. EBELING
                                           ------------------------------

                                     Title: CEO
                                            -----------------------------

                                    EXHIBIT A

                              BTI LICENSE AGREEMENT

                                LICENSE AGREEMENT

         THIS AGREEMENT, effective as of the ___ day of _____________, 2000 (the "EFFECTIVE DATE") between BIOTRANSPLANT, INCORPORATED, a Delaware corporation having a place of business at 3rd Avenue, Building 75 Charlestown Navy Yard, Charlestown, MA 02129 ("BTI"), and LOXO AG, a Swiss corporation having a place of business at c/o Dr. Michael Pfeifer, Gloor and Christ, Aeschenvorstadt 4, 4051, Basel Switzerland ("LOXO").

         WHEREAS BTI has certain rights to technology and patent rights in the field of xenotransplantation;

         WHEREAS LOXO desires to obtain licenses to such technology and patent rights;

         WHEREAS BTI desires to license such rights and technology to LOXO;

         NOW THEREFORE, in consideration of the faithful performance of the covenants herein contained, the parties hereto agree as follows:

                                   SECTION 1.

                                   DEFINITIONS

         1.1. "AFFILIATE" with respect to a PARTY shall mean any corporation or other entity which controls, is controlled by, or is under common control with such PARTY. A corporation or other entity shall be regarded as in control of another corporation or entity if it owns or directly or indirectly controls more than fifty percent (50%) of the voting stock or other ownership interest of the other corporation or entity, or if it possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the corporation or other entity or the power to elect or appoint fifty percent (50%) or more of the members of the governing body of the corporation or other entity. A corporation or entity which is under common control with BTI as a result of a common venture capital entity is not an AFFILIATE of BTI. For the purposes of this Agreement, LOXO and BTI are not AFFILIATES and NOVARTIS PHARMA, A.G. and LOXO are not AFFILIATES.

         1.2. "AGREEMENT YEAR" shall mean the twelve-month period beginning on January 1, 2001 and each subsequent twelve-month period thereafter.

         1.3. "BTI INFORMATION" means any and all data, information and know-how that is useful in the FIELD that is (i) owned by BTI as of the EFFECTIVE DATE or thereafter and/or (ii) licensed to BTI under a THIRD PARTY AGREEMENT.

         1.4. "BTI MATERIAL" means any and all materials, substances, compounds, animals, and biologics that is useful in the FIELD that is (i) owned by BTI as of the EFFECTIVE DATE or thereafter and/or (ii) licensed to BTI under a THIRD PARTY AGREEMENT.

   Confidential Materials omitted and filed with the Securities and Exchange
                    Commission. Asterisks denote omissions.

         1.5. "BTI PATENT" means any and all patents and patent applications (or equivalent thereof such as supplementary protection certificates or patent extensions) in the TERRITORY that is (i) owned by BTI as of the EFFECTIVE DATE or thereafter and/or (ii) licensed to BTI under a THIRD PARTY AGREEMENT.

         1.6. "EXCLUDED PRODUCT(S)" shall mean drugs or other therapeutic or prophylactic active agents, including antibodies, other than those licensed to LOXO hereunder. For the avoidance of doubt, EXCLUDED PRODUCTS does not include organs, cells or tissues.

         1.7. "FIELD" shall mean human xenotransplantation.

         1.8. "LO-CD-2A ANTIBODY TECHNOLOGY" shall mean the antibody known as LO-CD-2A and/or fragments, derivatives or analogs thereof; and compounds and materials whether or not antibodies which are based on such antibody, as well as all information, data, technology and patent rights directed thereto, which exists as of April 1, 1993 or which may exist after April 1, 1993 and which is owned by or licensed to BTI.

         1.9. "MAJOR COUNTRY" means the United States of America, United Kingdom, France, Italy, Germany, Japan and Canada.

         1.10. "NET SALES" shall mean with respect to any ROYALTY BEARING PRODUCT the invoiced sales price of such ROYALTY BEARING PRODUCT by LOXO, its AFFILIATES or any of their licensees, distributors or co-marketers less (i) [**]; (ii) [**] to the customer; (iii) [**] related to the [**]; (iv) [**] by [**] of [**] of [**] and a [**]with respect to such ROYALTY BEARING PRODUCT; (v) [**] in connection with the [**] of such ROYALTY BEARING PRODUCT, in final form to the extent separately invoiced; (vi) [**] resulting from any [**], whether [**]; and (vii) [**] to the [**].

         In the event a sale is made between LOXO and its AFFILIATE or their licensee distributor or co-marketer for resale, then NET SALES for determining a payment under this Agreement shall be the [**] the AFFILIATE or licensee distributor or co-marketer, as the case may be, calculated in the manner of NET SALES [**] the AFFILIATE or licensee, distributor or co-marketer, as the case may be.

         1.11. "NOVARTIS" means NOVARTIS PHARMA, A.G.

         1.12. "NOVARTIS AGREEMENT" means the License Agreement by which LOXO grants a license to NOVARTIS in the FIELD.

         1.13. "PARTY(IES)" shall mean LOXO and/or BTI, as the case may be.

         1.14. "ROYALTY BEARING PRODUCT" shall mean all XENOGRAFT PRODUCTS other than an EXCLUDED PRODUCT(S).

         1.15. "TERRITORY" shall mean all countries of the world.

         1.16. "THIRD PARTY AGREEMENT(S)" means the agreements under which BTI has or obtains transferable rights in the FIELD that are accepted in writing by LOXO for licensing to LOXO under this Agreement. When accepted by LOXO, an Agreement shall be listed in Appendix A hereto.

         1.17. "XENOGRAFT PRODUCT(S)" shall mean any product, process, article, apparatus, substance, chemical, material, biological material, including organs, cells or tissues, or service used prior to, during or after a human xenotransplantation procedure.

         1.18. "XENOGRAFT SYSTEM" means a combination of XENOGRAFT PRODUCTS required for performance of a human xenograft procedure.

                                   SECTION 2.

                        LICENSES AND RIGHTS AND COVENANTS

         2.1. (a) BTI grants to LOXO a sole and exclusive royalty bearing license in the TERRITORY under BTI PATENTS, BTI MATERIAL and BTI INFORMATION to make, have made, use, sell, offer to sell and import XENOGRAFT PRODUCT, in each case only for use in the FIELD. For the avoidance of any doubt, notwithstanding the licenses granted hereunder, BTI and its AFFILIATES shall retain the right to distribute mini-swine to third parties for research and development purposes.

                  (b) The rights and licenses granted under Section 2.1(a) are subject to the terms and conditions of the Mini-Swine Transfer and Maintenance Agreement of January 1, 1998 with Charles River Laboratories.

         2.2. LOXO agrees that LOXO and its AFFILIATES and licensees will use BTI INFORMATION and BTI MATERIAL only for development, making, using and selling of XENOGRAFT PRODUCT as to which LOXO retains a license under this Agreement and only in those countries in which LOXO retains a license under this Agreement.

         2.3. The PARTIES understand and agree that LOXO has no rights in and to LO-CD-2A ANTIBODY TECHNOLOGY except if sold in combination with a XENOGRAFT PRODUCT which does not incorporate LO-CD-2A ANTIBODY TECHNOLOGY.

         2.4. LOXO shall have the right to grant sublicenses to a third party under the license granted pursuant to Section 2.1 provided that: (i) LOXO shall guarantee and be responsible for the making of all payments due, and the making of reports under this Agreement, with respect to sales of any XENOGRAFT PRODUCT by its sublicensees and their compliance with all applicable licensing terms of this Agreement to the extent that they are applicable to a sublicensee; and (ii) each sublicensee agrees in writing to comply with Sections 4.3, 8 & 9 of this Agreement, with BTI being made a third party beneficiary thereof with the right of enforcement.

         (b) Any sublicense granted by LOXO to a third party shall include a provision terminating the sublicense when the license to LOXO terminates.

         2.5. (a) To the extent that LOXO is granted rights and licenses under a THIRD PARTY AGREEMENT, LOXO acknowledges and agrees that such rights and licenses are not greater than the rights and licenses that can be and have been sublicensed thereunder and the rights and licenses thereunder are subject to the terms, limitations and restrictions of such THIRD PARTY AGREEMENT.

         (b) LOXO agrees that LOXO will comply with all of the terms, obligations, limitations and restrictions of the THIRD PARTY AGREEMENTS including but not limited to any confidentiality, insurance or indemnification requirements under the THIRD PARTY AGREEMENTS and that LOXO will not perform any act (or fail to perform an act) that will cause BTI to be in breach of any THIRD PARTY AGREEMENT.

         (c) LOXO will cooperate with BTI in furnishing all data and information to enable BTI to meet its reporting obligations under THIRD PARTY AGREEMENTS.

         (d) LOXO will comply with the research, development and commercialization obligations of the THIRD PARTY AGREEMENTS as they relate to the FIELD.

         (e) LOXO shall pay for all of the research funding that is required by the THIRD PARTY AGREEMENTS.

         2.6. BTI shall provide to LOXO, at no cost, all BTI INFORMATION licensed to LOXO under this Agreement and reasonably required by LOXO for the development, manufacture, use or sale of a XENOGRAFT PRODUCT licensed to LOXO under this Agreement. If so requested by LOXO and at the cost of LOXO, representatives of BTI shall visit LOXO or its AFFILIATES or sublicensees in order to assist in the transfer and implementation of such BTI INFORMATION.

         2.7. At the expense of LOXO, BTI shall provide to LOXO or its AFFILIATES or their licensees, as reasonably requested by LOXO and to the extent available to BTI, any BTI MATERIAL licensed to LOXO under this Agreement, as reasonably required by LOXO for the development, manufacture, use or sale of a XENOGRAFT PRODUCT licensed to LOXO under this Agreement, provided, however, that to the extent required by LOXO for research with respect to XENOGRAFT PRODUCT, and if commercialized by BTI or if used by BTI with respect to research or development performed by BTI, BTI shall provide BTI MATERIAL other than mini-swine to LOXO at no cost.

                                   SECTION 3.

                               DEVELOPMENT EFFORTS

         3.1. Within sixty (60) days after the end of each calendar year, LOXO shall provide BTI with a report of the research performed by LOXO with respect to XENOGRAFT PRODUCT in such calendar year.

  Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

                                   SECTION 4.

                                    ROYALTIES

         4.1.(a) LOXO shall pay a royalty of [**] percent ([**]%) of NET SALES of ROYALTY BEARING PRODUCTS sold or distributed by LOXO or its AFFILIATES or any of their licensees, distributors, or co-marketers.

         (b) To the extent that royalties and milestones are [**] with respect to a XENOGRAFT PRODUCT [**] or any of [**]s, LOXO [**] such royalties and milestones [**]. The payments required by the Section 4.1(b) shall be made [**] prior to the date on which royalties and milestones are due [**] and shall be [**] that will enable [**] obligations [**].

         (c) LOXO agrees that it will not artificially discount the price of XENOGRAFT PRODUCTS for the purpose of promoting sales or increasing the price of EXCLUDED PRODUCTS.

         (d) In the event that ROYALTY BEARING PRODUCTS are sold in combination with EXCLUDED PRODUCTS, for the purpose of calculating royalties due on ROYALTY BEARING PRODUCTS, the PARTIES shall mutually agree to an allocation of the NET SALES of the combination between ROYALTY BEARING PRODUCTS and EXCLUDED PRODUCTS. If the PARTIES do not mutually agree, either PARTY may submit the issue to binding arbitration in accordance with Appendix B.

         4.2. LOXO obligation to pay royalties under Section 4.1 shall continue on a country-for-country basis and ROYALTY BEARING PRODUCT by ROYALTY BEARING PRODUCT basis beginning on the EFFECTIVE DATE of this Agreement and ending ten
(10) years after the first commercial sale of each ROYALTY BEARING PRODUCT in a country when generally available in the country, provided, however, that if the manufacture, use or sale of ROYALTY BEARING PRODUCT is covered by a granted BTI PATENT after the expiration of such period, then the obligation to pay royalties thereon shall continue until such ROYALTY BEARING PRODUCT is no longer covered by such granted BTI PATENT.

         4.3. LOXO shall keep, and shall cause each of its AFFILIATES and licensees, distributors and co-marketers to keep, full and accurate books of account containing all particulars that may be necessary for the purpose of calculating all royalties payable to BTI. Such books of account shall be kept at their principal places of business and, with all necessary supporting data, shall, during normal business hours be open for inspection by an independent certified accountant reasonably acceptable to LOXO upon reasonable notice and no more than once a calendar year for the sole purpose of verifying and auditing royalty statements or compliance with this Agreement. Such accountant shall report to BTI only as to the accuracy of the royalty calculation and as to the amount of any under- or over-payment. BTI shall be responsible for the costs of any such verification and audit, except that LOXO shall be responsible for the costs of any such audit in the event that as a result of such verification and/or audit royalties due and payable to BTI are determined in any calendar quarter to exceed by five percent (5%) those actually paid by LOXO. If the report indicates an underpayment, LOXO shall pay to BTI the amount of such underpayment within thirty (30) days of receiving notice thereof.

         4.4. With quarterly payments, LOXO shall deliver to BTI a full and accurate accounting to include at least the following information:

                  (a) Quantity of each ROYALTY BEARING PRODUCT subject to royalty sold (by country) by LOXO and its AFFILIATES and their licensees, co-marketers and distributors:

                  (b) Total receipts for each ROYALTY BEARING PRODUCT subject to royalty (by country);

                  (c) An accounting for amounts deductible, if any, against total overall receipts in calculating total overall NET SALES; and

                  (d)      Total royalties payable to BTI.

         LOXO shall provide any other information reasonably requested by BTI to determine the calculation and amount of royalties.

         4.5. In each year the amount of royalty due shall be calculated quarterly as of March 31, June 30, September 30 and December 31 and shall be paid quarterly within the thirty (30) days next following such date, every such payment shall be supported by the accounting prescribed in Section 4.4 and shall be made in United States currency. Whenever for the purpose of calculating royalties conversion from any foreign currency shall be required, all amounts will first be calculated in the currency of sale and then converted United States Dollars, using as the rate of exchange the exchange rate published in the Wall Street Journal (Eastern Edition) on the last business day of the calendar quarter to which the payment relates. In the case of a sublicense, the rate of exchange may be calculated differently if approved in writing by BTI.

         4.6. Any tax required to be withheld by LOXO under the laws of any foreign country for the account of BTI, shall be promptly paid by LOXO for and on behalf of BTI to the appropriate governmental authority, and LOXO shall furnish BTI with proof of payment of such tax. Any such tax actually paid on BTI's behalf shall be deducted from royalty payments due BTI.

         4.7. In the event that LOXO is prohibited in any country by applicable law from paying royalties for any portion of the term required by Section 4.2, then LOXO shall not be obligated to pay such royalty for such portion provided that the party receiving the royalty is notified in writing and that LOXO shall negotiate an amendment so that BTI receives essentially the same economic benefit as if the royalty was paid for the full term. If the PARTIES do not reach agreement within ninety (90) days after such notification, either PARTY may submit the issue to binding arbitration in accordance with Appendix B.

   Confidential Materials omitted and filed with the Securities and Exchange
                    Commission. Asterisks denote omissions.

                                   SECTION 5.

                                     PATENTS

         5.1. BTI shall own any inventions and patents based thereon made by BTI employees.

         5.2. LOXO shall own the inventions and patents based thereon made by LOXO employees.

         5.3. BTI and LOXO shall jointly own any inventions and patents based thereon jointly made by employee(s) of BTI and employee(s) of LOXO.

         5.4 (a) BTI or BTI licensors, in the case of BTI PATENTS licensed to BTI, shall file, prosecute and maintain BTI PATENTS in the TERRITORY through patent counsel selected by BTI or its licensors, and BTI shall consult with and keep LOXO advised with respect thereto. BTI shall disclose to LOXO the complete texts of all such patents and patent applications filed by BTI or its licensor, as well as all information received concerning the institution or possible institution of any interference, opposition, re-examination, reissue, revocation, nullification or any official proceeding involving any patent licensed herein anywhere in the TERRITORY. LOXO shall have the right to review such pending applications and other proceedings and make recommendations to BTI concerning them and their conduct.

In the event that BTI intends to finally abandon any BTI PATENT licensed to LOXO under this Agreement without refiling thereof, it shall notify LOXO and shall also notify LOXO in the event that any of BTI'S licensors intends to finally abandon any BTI PATENT without refiling thereof. In the event LOXO reasonably notifies BTI that it disagrees with the abandonment and BTI still intends to abandon, LOXO shall have the right if it so wishes to have such BTI PATENT assigned to LOXO at LOXO's expense. Following such assignment, LOXO shall have no further obligation to BTI under such BTI PATENT.

         5.5 In the event BTI or LOXO or BTI's licensors desire to file or obtain a supplementary protection certificate or patent extension or the like with respect to a BTI PATENT, BTI and LOXO shall cooperate with each other with respect thereto including providing data and information reasonably required for such filing.

         5.6 In the event that LOXO elects to participate in a grant that was submitted prior to [**] and transferred to LOXO by BTI or an employee or former employee of BTI, then LOXO shall reimburse BTI for the cost of filing, prosecuting and maintaining BTI PATENTS during the [**] AGREEMENT YEARS, but in no event shall the reimbursement exceed the amount of total funding under such grant.

         5.7 Beginning after the end of the [**] AGREEMENT YEAR, LOXO shall pay to BTI the cost and expense for filing, prosecuting and maintaining BTI PATENTS licensed to LOXO hereunder, to the extent that cost and expense is reasonably allocated to the Field

                                   SECTION 6.

                              TERM AND TERMINATION

         6.1. Except as otherwise specifically provided herein and unless sooner terminated pursuant to Section 6.2, 6.4 or 6.6 of this Agreement, this Agreement shall remain in full force and effect until LOXO has fully paid the royalties due hereunder for the full royalty term hereunder as provided in Section 4.2. As of such time that LOXO has paid royalties for the full royalty term under
Section 4.2 of this Agreement for a ROYALTY BEARING PRODUCT, LOXO shall have a fully paid up non-exclusive license for such ROYALTY BEARING PRODUCT.

         6.2. If either PARTY materially breaches this Agreement, the other PARTY may terminate this Agreement by written notice to the breaching PARTY specifying the breach and this Agreement shall be terminated thirty (30) business days after such written notice if the material breach is a payment breach, and sixty (60) business days thereafter for material breaches other than a payment breach, unless prior to the expiration of such period such breach is cured. In the event that a material breach other than a payment breach cannot be cured within such sixty (60) day period and a PARTY has initiated steps to cure such breach within such sixty (60) day period and notified the other PARTY in writing thereof within such sixty (60) day period and in good faith continues to work toward curing such breach as expeditiously as possible than this Agreement shall not be terminated if such breach is in fact cured within six (6) months after such notice. For the purposes of this Section 6.2, a breach of the obligations of NOVARTIS to BTI as a third-party beneficiary under an agreement between LOXO and NOVARTIS shall be a breach of this Agreement and, in case of such breach by NOVARTIS, BTI shall have the right to terminate this Agreement.

         6.3 Either PARTY may terminate this Agreement, if, at any time, the other PARTY becomes insolvent or the other PARTY shall file in any court or agency pursuant to any statute or regulation of a country in the TERRITORY a petition of bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver of trustee of the other PARTY or of its assets or if the other PARTY proposes a written agreement of composition or extension of its debts or if the other PARTY shall be served with an involuntary petition against it, filed in any insolvency proceeding, and such petition shall not be dismissed within sixty (60) days after filing thereof, or if the other PARTY shall make an assignment for the benefit of its creditors. Notwithstanding the bankruptcy of BTI or the impairment of performance of BTI of its obligations under this section, LOXO shall be entitled to retain the licenses granted herein, provided it continues to comply with its obligations to BTI hereunder.

         6.4 Upon the termination of any rights granted hereunder, in whole or in part in any country in the TERRITORY, for any reason other than a failure to cure a material breach of this Agreement by LOXO, LOXO shall have the right to dispose of all XENOGRAFT PRODUCT then on hand, and the royalties shall be paid to BTI with respect to such XENOGRAFT PRODUCT as though such rights had not terminated.

         6.5 (a) Termination, relinquishment or expiration of this Agreement for any reason shall be without prejudice to any rights which shall have accrued to the benefit of either PARTY prior to such termination, relinquishment or expiration. Such termination, relinquishment or expiration shall not relieve either PARTY from obligations which are expressly indicated to survive termination or expiration of this Agreement.

             (b) Termination, relinquishment or expiration of this Agreement shall not terminate LOXO obligation to pay all royalties and other payments that shall have accrued prior to such termination. All of the PARTIES' rights and obligations under Sections 2.2, 2.4, 2.5(b), 4.3, 5.1, 5.2, 5.3, 6.1, 6.5, 6.6,
8 and 9 shall survive termination, relinquishment or expiration hereof.

         6.6 This Agreement shall automatically terminate upon termination of the NOVARTIS AGREEMENT.

         6.7 This Agreement may not be terminated by either PARTY except as specifically provided in this Section 6.

                                   SECTION 7.

                                  INFRINGEMENT

         7.1. (a) If a third party makes, uses or sells a XENOGRAFT PRODUCT that infringes any of the BTI PATENTS under which LOXO is licensed, LOXO shall have the right and option but not the obligation to bring an action for infringement, at its sole expense, against such third party in the name of LOXO, and to join the owner of the BTI PATENT as a party plaintiff if required. LOXO shall promptly notify BTI of any such infringement and shall keep BTI informed as to the prosecution of any action for such infringement and shall not institute any infringement action without providing BTI with thirty (30) days prior written notice. No settlement, consent judgment or other voluntary final disposition of the suit may be entered into without the consent of BTI, which consent shall not unreasonably be withheld. The rights granted under this Section 7.1 are subject to the terms and conditions of the THIRD PARTY AGREEMENTS with respect to BTI PATENTS licensed under THIRD PARTY AGREEMENTS.

         Any recovery of damages by LOXO for any such suit shall be applied first in satisfaction of obligations under THIRD PARTY AGREEMENTS. The balance, if any, remaining from any such recovery shall be retained by LOXO.

         7.2. In the event that LOXO elects not to pursue an action for infringement pursuant to Section 7.1, or does not do so within sixty (60) days after written notice by BTI that an unlicensed third party is an infringer of a BTI PATENT licensed to LOXO, BTI or its licensor(s) shall have the right and option, but not the obligation at its cost and expense to initiate infringement litigation and to retain any recovered damages.

         7.3. In any infringement suit either PARTY may institute to enforce the BTI PATENTS pursuant to this Agreement, the other PARTY hereto shall, at the request of the PARTY initiating such suit, cooperate in all respects and, to the extent possible, have its employees testify when requested and make available relevant records, papers, information, samples, specimens, and the like. All reasonable out-of-pocket costs of the other PARTY incurred in connection with rendering such cooperation shall be paid by the requesting PARTY.

         7.4 In the event of the institution of any suit by a third party against LOXO, its AFFILIATES or their licensees involving the manufacture, use, sale, distribution or marketing of any XENOGRAFT PRODUCT other than an EXCLUDED PRODUCT in the TERRITORY, LOXO shall promptly notify BTI in writing of such suit. During the pendency of such action, all royalties due hereunder shall continue to be paid by LOXO. LOXO shall have full responsibility for the payment of any award for damages, or any amount due pursuant to any settlement entered into by LOXO with such third party.

         7.5. In any infringement suit either PARTY may institute to enforce patents pursuant to this Agreement, the other PARTY hereto shall, at the request of the PARTY initiating such suit, cooperate in all respects and, to the extent possible, have its employees testify when requested and make available relevant records, papers, information, samples, specimens, and the like. All reasonable out-of-pocket costs of the other PARTY incurred in connection with rendering such cooperation shall be paid by the requesting PARTY. In addition, such PARTY shall keep the other PARTY advised of any such litigation.

                                   SECTION 8.

                                 INDEMNIFICATION

         8.1. LOXO shall defend, indemnify and hold harmless BTI, AFFILIATES of BTI, licensors of BTI, and their respective directors, officers, shareholders, agents and employees (each of them and "Indemnified Party"), from and against any and all liability, loss, damages and expenses (including attorneys' fees) as the result of claims, demands, costs or judgments which may be made or instituted against any Indemnified Party arising out of the development, manufacture, possession, distribution, use, testing, sale or other disposition of XENOGRAFT PRODUCT by or through LOXO or its AFFILIATES or any of their licensees, distributors, co-marketers and/or any person or entity that prepares or manufactures XENOGRAFT PRODUCT for or on behalf of any of them and/or any person or entity that receives or obtains (directly or indirectly) XENOGRAFT PRODUCT from any of them. LOXO obligation to defend, indemnify and hold harmless shall include claims, demands, costs or judgments, whether for money damages or equitable relief by reason of alleged personal injury (including death) to any person or alleged property damage, provided, however, the indemnity shall not extend to any claims against an Indemnified Party which result solely from the gross negligence or willful misconduct of such Indemnified Party. LOXO shall have the exclusive right to control the defense of any action which is to be indemnified in whole by LOXO hereunder including the right to select counsel acceptable to the Indemnified Party to defend the Indemnified Party, and to settle any claim, provided that, without the written consent of the Indemnified Party (which shall not be unreasonably withheld or delayed), LOXO shall not agree to settle any claim against the Indemnified Party to the extent such claim has a material adverse effect on the Indemnified Party. The provisions of this paragraph shall survive and remain in full force and effect after any termination, expiration or cancellation of this Agreement and LOXO obligation hereunder shall apply whether or not such claims are rightfully brought.

         8.2. A person or entity that intends to claim indemnification under this Article 8 (the "Indemnitee") shall promptly notify LOXO (the "Indemnitor") of any loss, claim, damage, liability or action in respect of which the Indemnitee intends to claim such indemnification, and the Indemnitor, shall assume the defense thereof with counsel mutually satisfactory to the Indemnitor and the Indemnitee(s); provided, however, that an Indemnitee shall have the right to retain its own counsel, with the fees and expenses to be paid by the Indemnitor if Indemnitor does not assume the defense; or, if representation of such Indemnitee by the counsel retained by the Indemnitor would be inappropriate due to actual or potential differing interests between such Indemnitee and any other Indemnitee represented by such counsel in such proceedings. The indemnity agreement in this Article 8 shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action if such settlement is effected without the consent of the Indemnitor, which consent shall not be withheld unreasonably. The failure to deliver notice to the Indemnitor within a reasonable time after the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such Indemnitor of any liability to the Indemnitee under this Article 8, but the omission so to deliver notice to the Indemnitor will not relieve it of any liability that it may have to any Indemnitee otherwise than under this Article 8. The Indemnitee under this Article 8, its employees and agents, shall cooperate fully with the Indemnitor and its legal representatives in the investigations of any action, claim or liability covered by this indemnification. In the event that an Indemnitee brings an action to cause Indemnitor to meet Indemnitor's indemnification obligations, and Indemnitor is finally held liable, the Indemnitor shall additionally be liable to pay the reasonable legal costs and attorneys' fees incurred by the Indemnitee in establishing its claim for indemnity.

                                   SECTION 9.

                                 CONFIDENTIALITY

         9.1. (a) Disclosure or delivery of confidential and proprietary information or material by any PARTY to the other PARTY may be made in writing, or orally. Such confidential information or material provided by one PARTY to the other PARTY will be safeguarded by the recipient and will not be disclosed to third parties and will be made available only to the receiving PARTY's or its AFFILIATES employees or agents (including attorneys) who need to know such information or have such material for purposes permitted under this Agreement and who have obligations of confidentiality and non-use similar to those of this Agreement. Each PARTY shall hold as confidential such confidential information and material in the same manner and with the same protection as such party maintains for its own confidential information and materials and agrees to use such confidential information and materials only for the purpose of this Agreement and as permitted by this Agreement. A PARTY may disclose Confidential Information of another to a third party for the purposes contemplated by this Agreement, provided that the third party agrees to maintain the confidentiality thereof in a manner consistent with the confidentiality provisions of this Agreement.

         (b) The mutual obligations of confidentiality under this Section will not apply to any information to the extent that such information:

                  (i) is or hereafter becomes part of the public domain through no action of the recipient of the information which constitutes a default under this Agreement;

   Confidential Materials omitted and filed with the Securities and Exchange
                    Commission. Asterisks denote omissions.

                  (ii) was already known to the recipient as evidenced by prior written documents in its possession which were not furnished by the other party;

                  (iii) is disclosed to the recipient by a third party who is not in default of any confidentiality obligation to the disclosing PARTY hereunder;

                  (iv) is disclosed to obtain a regulatory approval for XENOGRAFT PRODUCT in the TERRITORY, provided that the disclosing PARTY takes all reasonable steps to restrict and maintain the confidentiality of the disclosure;

                  (v) is required by law or bona fide legal process to be disclosed, provided that the disclosing PARTY takes all reasonable steps to restrict and maintain confidentiality of such disclosure and provides reasonable notice to the non-disclosing PARTY; or

                  (vi) is approved for release by the PARTIES.

         9.2. BTI and LOXO each agrees not to disclose any terms or conditions of this Agreement to any third party without the prior consent of the other PARTY, except as required by applicable law, rule or regulation; or in connection with a financing or offering statement or memorandum, or to a potential sublicensee, assignee or transferee of the business of a party to which this Agreement relates; or to a licensor of a PARTY for the purpose of granting a sublicense to the other PARTY. In the event of a disclosure required under this Section, the disclosing PARTY shall nonetheless provide the non-disclosing PARTY with notice of such disclosure prior to disclosure, and will, to the extent reasonably possible, provide the non-disclosing PARTY with an opportunity to correct same. A PARTY shall not be required to provide the other PARTY with a disclosure which has been previously provided to a PARTY.

         LOXO and BTI shall have the right to advise third parties as to whether or not this Agreement covers any contemplated work or collaboration with such third party.

         9.3. LOXO agrees that, with respect to any miniswine which are provided to LOXO or its AFFILIATES or any of their licensees by or on behalf of BTI as well as all progeny, modifications thereto, [**] produced therefrom by or on behalf of LOXO and/or AFFILIATES of LOXO and or any of their licensees shall be owned by BTI, and LOXO shall not transfer same to a third party without the consent of BTI and then only if such third party enters into a separate agreement with BTI acknowledging BTI's rights therein, unless otherwise agreed to by BTI. LOXO further acknowledges and understands that all such swine are subject to the terms, conditions and obligations of BTI to Charles River Laboratories under the Mini-Swine Transfer and Maintenance Agreement of January 1, 1998 with Charles River Laboratories.

                                   SECTION 10.

                                  FORCE MAJEURE

         10.1. Neither PARTY shall be held liable or responsible to the other PARTY nor be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement (other than a payment provision) when such failure or delay is caused by or results from causes beyond the reasonable control of the affected PARTY including but not limited to fire, floods, embargoes, war, acts of war (whether war be declared or not), insurrections, riots, civil commotions, strikes, lockouts or other labor disturbances, acts of God or acts, omissions or delays in acting by any governmental authority or the other party.

                                   SECTION 11.

                                   ASSIGNMENT

         11.1. This Agreement may not be assigned or otherwise transferred by either PARTY without the consent of the other PARTY; provided, however, that either PARTY may, without such consent, assign this Agreement and its rights and obligations hereunder to its AFFILIATES or in connection with the transfer or sale of all or substantially all of its business to which this Agreement relates, or in the event of its merger or consolidation or change in control or similar transaction provided that the permitted assignee shall assume all obligations of its assignor under this Agreement. A permitted assignment of this Agreement by a PARTY shall relieve such PARTY from its obligations under this Agreement except in the case of a merger or consolidation where the PARTY is not the surviving entity. Any purported assignment in violation of the preceding sentences shall be void.

                                   SECTION 12.

                               GENERAL PROVISIONS

         12.1. The relationship between BTI and LOXO is that of independent contractors. BTI and LOXO are not joint venturers, partners, principal and agent, master and servant, employer or employee, and have no relationship other than as independent contracting parties. BTI shall have no power to bind or obligate LOXO in any manner.

         12.2. This Agreement, including the Appendices, set forth the entire agreement and understanding between the PARTIES with respect to the subject matter thereof and supersedes all prior agreements in this respect. There shall be no amendments or modifications to this Agreement, except by a written document which is signed by both parties.

         12.3. This Agreement shall be construed and enforced in accordance with the laws of New York without reference to its choice of law principles.

         12.4. The headings in this Agreement have been inserted for the convenience of reference only and are not intended to limit or expand on the meaning of the language contained in the particular article or section.

         12.5. Any delay in enforcing a PARTY's rights under this Agreement or any waiver as to a particular default or other matter shall not constitute a waiver of a PARTY's right to the future enforcement of its rights under this Agreement, excepting only as to an expressed written and signed waiver as to a particular matter for a particular period of time.

         12.6. Notices. Any notices given pursuant to this Agreement shall be in writing and shall be deemed received upon the earlier of (i) when received at the address set forth below (including telefax or personal delivery), or (ii) three (3) business days after mailed by certified or registered mail in the United States or Swiss mails, postage prepaid and properly addressed, with return receipt requested. Notices shall be delivered to the respective parties as indicated:

         To BTI:           3rd Avenue, Building 75
                           Charlestown Navy Yard
                           Charlestown, MA 02129
                           Attention: CEO

         To LOXO:          c/o Dr. Michael Pfeifer
                           GLOOR and CHRIST
                           Aeschenvorstadt 4, 4051
                           Basel, Switzerland

         12.7. If any provision(s) of this Agreement are or become invalid, are ruled illegal by any court of competent jurisdiction or are deemed unenforceable under then current applicable law from time to time in effect during the term hereof, it is the intention of the PARTIES that the remainder of this Agreement shall not be affected thereby provided that a PARTY's rights under this Agreement are not materially affected. It is further the intention of the parties that in lieu of each such provision which is invalid, illegal, or unenforceable, there be substituted or added as part of this Agreement a provision which shall be as similar as possible in economic and business objectives as intended by the PARTIES to such invalid, illegal or unenforceable provision, but shall be valid, legal and enforceable. In the event a party's rights are materially affected as a result of a change in this Agreement under this Section, such PARTY may terminate this Agreement.

         12.8. The PARTIES agree throughout the duration of this Agreement to notify each other immediately of any information concerning any serious or unexpected side effect, injury, toxicity or sensitivity reaction or any unexpected incidence and the severity thereof associated with the uses, studies, field trials, investigations, tests and marketing of XENOGRAFT PRODUCT. The PARTIES further agree to immediately notify each other of any information received regarding any threatened or pending action which may affect the safety or efficacy claims of XENOGRAFT PRODUCT or the continued marketing of XENOGRAFT PRODUCT .

         12.9. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         12.10. Each PARTY agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

         12.11. Except as otherwise provided herein, neither PARTY shall have any right, express or implied, to use in any manner the name or other designation of the other PARTY or any other trade name or trademark of the other PARTY for any purpose in connection with the performance of this Agreement.

         12.12. LOXO agrees to comply with all applicable laws, rules and regulations with respect to the import, export, manufacture, use and sale of XENOGRAFT PRODUCT.

         12.13. All the terms and provisions of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the PARTIES hereto and their respective permitted successors and assigns.

         12.14. The descriptive headings of this Agreement are for convenience only, and shall be of no force or effect in construing or interpreting any of the provisions of this Agreement.

                                   SECTION 13.

                                   WARRANTIES

         13.1. The PARTIES warrant and represent to each other that each has the full right and authority to enter into this Agreement, that each is not aware of any impediment which would inhibit its ability to perform the terms and conditions imposed on it by this Agreement, and that there are no and will be no outstanding agreements, licenses, assignments or encumbrances inconsistent with the provisions of and the rights and licenses granted under this Agreement, or which are inconsistent with or would prevent a PARTY from performing all of its obligations under this Agreement.

         13.2 BTI MAKES NO OTHER REPRESENTATION OR WARRANTY HEREUNDER AND DISCLAIMS ALL OTHER REPRESENTATIONS AND WARRANTIES, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY OR FITNESS FOR USE OR WITH RESPECT TO THE VALIDITY, ENFORCEABILITY, OR PATENTABILITY OF BTI PATENTS OR THAT XENOGRAFT PRODUCT WILL NOT INFRINGE PATENT RIGHTS OF A THIRD PARTY.

IN WITNESS WHEREOF, the parties intending to be bound have set their hands and seals, effective as of the date first written above.

BIOTRANSPLANT, INCORPORATED                         LOXO, AG

By: /s/ ELLIOT LEBOWITZ                              By: /s/ MICHAEL P. PFIEFER
   ----------------------------                        -------------------------

Title: PRESIDENT                                    Title: PRESIDENT
      -------------------------                           ----------------------

Date: SEPTEMBER 24, 2000                            Date: SEPTEMBER 25, 2000
      -------------------------                           ----------------------

                                   APPENDIX A

                             THIRD PARTY AGREEMENTS

                                   APPENDIX B

                              ARBITRATION PROVISION

         In the event the PARTIES are unable to reach agreement with respect to any matter which is to be subject to arbitration in accordance with the License Agreement, as applicable, such will be determined through binding arbitration in Boston, Massachusetts in accordance with the Commercial Rules of Arbitration of the American Arbitration Association.

         The arbitration panel shall be comprised of three (3) arbitrators. Each Party shall be entitled to appoint one arbitrator. The PARTIES shall appoint their respective arbitrators within thirty (30) days after submission for arbitration. If either PARTY shall fail to make timely appointment of its arbitrator, the arbitration shall be heard and decided by the sole arbitrator duly appointed by the other PARTY. Where both PARTIES have timely appointed their respective arbitrators, the two arbitrators so appointed shall agree on the appointment of the third arbitrator from the list of arbitrators maintained by the American Arbitration Association. If the PARTIES' appointed arbitrators shall fail to agree. within thirty (30) days from the date both PARTIES' arbitrators have been appointed, on the identity of the third arbitrator, then such arbitrator shall be appointed by the appropriate administrative body of the American Arbitration Association.

         Within ten (10) days of appointment of the full arbitration panel, the PARTIES shall exchange their final proposed positions with respect to the matters to be arbitrated, which shall approximate as closely as possible the closest positions of the parties previously taken in the negotiations. Within thirty (30) days of appointment of the arbitration Panel, each PARTY shall submit to the arbitrators a copy of the proposed position which it previously delivered to the other PARTY, together with a brief or other written memorandum supporting the merits of its proposed position. The arbitration panel shall promptly convene a hearing, at which time each PARTY shall have one (1) hour to argue in support of its proposed position. The PARTIES will not call any witnesses in support of their arguments.

         The arbitration panel shall select either of the PARTY's proposed position on the issue as the binding final decision to be embodied as an agreement between the PARTIES. In making their selection, the arbitrators shall not modify the terms or conditions of either PARTY's proposed position; nor will the arbitrators combine provisions from both proposed position. In making their selection, the arbitrators shall consider the terms and conditions of this Agreement, the relative merits of the proposed position and the written and oral arguments of the PARTIES. In the event the arbitrators seek the guidance of the law of any jurisdiction, the law of the State of New York shall govern.

         The arbitrators shall make their decision known to the PARTIES as quickly as possible by delivering written notice of their decision to both PARTIES. Such written notice need not justify their decision. The PARTIES will execute any and all papers necessary to obligate the parties to the position selected by the arbitration Panel within five (5) days of receipt of notice of such selection. The decision of the arbitrators shall be final and binding on the PARTIES, and specific performance may be ordered by any court of competent jurisdiction.

         The PARTIES will bear their own costs in preparing for the arbitration. The costs of the arbitrators will be equally divided between the PARTIES.

         Notwithstanding anything to the contrary, prior to initiating arbitration, the issues shall be submitted to the Chief Executive Officer of each of the PARTIES in an attempt to resolve the issues by good faith, mediation or negotiations by such Chief Executive Officers. If the issues have not been resolved within sixty (60) days after submission to the Chief Executive Officers, then either PARTY may initiate arbitration as set forth herein.

                                    EXHIBIT B

                             NPAG LICENSE AGREEMENT

                                LICENSE AGREEMENT

         THIS AGREEMENT, effective as of the ___ day of _____________, 2000 (the "EFFECTIVE DATE") between NOVARTIS PHARMA, A.G., a Swiss corporation having a place of business at Lichtstrasse 35, CH-4002, Basel, Switzerland ("NOVARTIS"), and LOXO AG, a Swiss Corporation having a place of business at c/o Dr. Michael Pfeifer, Gloor and Christ, Aeschenvorstadt 4, 4051, Basel, Switzerland ("LOXO").

         WHEREAS NOVARTIS has certain rights to technology and patent rights in the field of xenotransplantation;

         WHEREAS LOXO desires to license such technology and patent rights;

         WHEREAS NOVARTIS desires to license such patent rights and technology to LOXO;

         NOW THEREFORE, in consideration of the faithful performance of the covenants herein contained, the parties hereto agree as follows:

                                   SECTION 1.

                                   DEFINITIONS

         1.1. "AFFILIATE" with respect to a PARTY shall mean any corporation or other entity which controls, is controlled by, or is under common control with such PARTY. A corporation or other entity shall be regarded as in control of another corporation or entity if it owns or directly or indirectly controls more than fifty percent (50%) of the voting stock or other ownership interest of the other corporation or entity, or if it possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the corporation or other entity or the power to elect or appoint fifty percent (50%) or more of the members of the governing body of the corporation or other entity. For the purposes of this Agreement LOXO and NOVARTIS are not AFFILIATES and BioTransplant, Incorporated and LOXO are not AFFILIATES.

         1.2. "AGREEMENT YEAR" shall mean the twelve-month period beginning on January 1, 2001 and each subsequent twelve-month period thereafter.

         1.3. "EXCLUDED PRODUCT(S)" shall mean drugs or other therapeutic or prophylactic agents, including antibodies. now or hereafter owned or controlled by NOVARTIS. For the avoidance of doubt, EXCLUDED PRODUCTS do not include organs, cells or tissue.

         1.4. "FIELD" shall mean human xenotransplantation.

         1.5. "IMPROVEMENT PATENTS" means any patent application or patent anywhere in the world now or hereafter owned by LOXO to the extent that it claims the use of an EXCLUDED PRODUCT or a modification thereto.

         1.6. "MAJOR COUNTRY" means the United States of America, United Kingdom, France, Italy, Germany, Japan and Canada.

         1.7. [OMITTED]

         1.8 "NOVARTIS AGREEMENT" means the License Agreement by which LOXO grants a license to NOVARTIS in the FIELD.

         1.9 "NOVARTIS INFORMATION" means any and all data, information and know-how that is useful in the FIELD that is (i) owned by NOVARTIS or its AFFILIATES as of the EFFECTIVE DATE or thereafter and/or (ii) licensed to NOVARTIS or its AFFILIATES under a THIRD PARTY AGREEMENT.

         1.10. "NOVARTIS MATERIAL" means any and all materials, substances, animals, compounds, and biologics that is useful in the FIELD that is (i) owned by NOVARTIS or its AFFILIATES as of the EFFECTIVE DATE or thereafter and/or (ii) licensed to NOVARTIS or its AFFILIATES under a THIRD PARTY AGREEMENT.

         1.11. "NOVARTIS PATENT" means any and all patent applications and patents (or equivalent thereof such as supplementary protection certificates or patent extensions) in the TERRITORY that is (i) owned by NOVARTIS or its AFFILIATES as of the EFFECTIVE DATE of thereafter and/or (ii) licensed to NOVARTIS or its AFFILIATES under a THIRD PARTY AGREEMENT.

         1.12. "PARTY(IES)" shall mean LOXO and/or NOVARTIS, as the case may be.

         1.13. "ROYALTY BEARING PRODUCT" shall mean all XENOGRAFT PRODUCTS other than an EXCLUDED PRODUCT(S).

         1.14. "TERRITORY" shall mean all countries of the world.

         1.15. "THIRD PARTY AGREEMENT(S)" means the agreements under which NOVARTIS or its AFFILIATES have or obtains transferable rights which are useful in the FIELD, that are accepted by LOXO in writing for licensing to LOXO under this Agreement. When accepted by LOXO, an Agreement shall be listed in Appendix A.

         1.16. "XENOGRAFT PRODUCT(S) " shall mean any product, process, article, apparatus, substance, chemical, material, biological material, including organs, cells or tissues, or service used prior to, during or after a human xenotransplantation procedure.

         1.17. "XENOGRAFT SYSTEM" means a combination of XENOGRAFT PRODUCTS required for performance of a human xenograft procedure.

   Confidential Materials omitted and filed with the Securities and Exchange
                    Commission. Asterisks denote omissions.

                                   SECTION 2.

                        LICENSES AND RIGHTS AND COVENANTS

         2.1. NOVARTIS on behalf of itself and its AFFILIATES grants to LOXO a sole and exclusive royalty bearing license in the TERRITORY under NOVARTIS PATENTS, NOVARTIS MATERIAL and NOVARTIS INFORMATION (i) to make, have made, use, sell, offer to sell and import ROYALTY BEARING PRODUCT, in each case only for use in the FIELD and (ii) to perform research in the FIELD. For the avoidance of any doubt, no license is granted to LOXO hereunder in respect of EXCLUDED PRODUCTS except to the extent required for performing research in the Field. For the avoidance of any further doubt, notwithstanding the licenses granted hereunder, NOVARTIS and its AFFILIATES shall retain the right to distribute its proprietary swine, including [**] third-parties for research and development purposes.

         2.2. LOXO agrees that LOXO and its AFFILIATES and licensees will use NOVARTIS INFORMATION and NOVARTIS MATERIAL only for development, making, using and selling of XENOGRAFT PRODUCT as to which LOXO retains a license under this Agreement and only in those countries in which LOXO retains a license under this Agreement.

         2.3. LOXO shall have the right to grant sublicenses under the license granted pursuant to Section 2.1 provided that: (i) LOXO shall guarantee and be responsible for the making of all payments due, and the making of reports under this Agreement, with respect to sales of any XENOGRAFT PRODUCT by its sublicensees and their compliance with all applicable licensing terms of this Agreement to the extent that they are applicable to a sublicensee; and (ii) each sublicensee agrees in writing to comply with Sections 4.3, 8 & 9 of this Agreement.

         (b) Any sublicense granted by LOXO to a third party shall include a provision terminating the sublicense when the license to LOXO terminates.

         2.4. (a) To the extent that LOXO is granted rights and licenses under a THIRD PARTY AGREEMENT, LOXO acknowledges and agrees that such rights and licenses are not greater than the rights and licenses that can be and have been sublicensed thereunder and the rights and licenses thereunder are subject to the terms, limitations and restrictions of such THIRD PARTY AGREEMENT.

         (b) LOXO agrees that LOXO will comply with all of the terms, obligations, limitations and restrictions of the THIRD PARTY AGREEMENTS including but not limited to any confidentiality, insurance or indemnification requirements under the THIRD PARTY AGREEMENTS and that LOXO will not perform any act (or fail to perform an act) that will cause NOVARTIS to be in breach of any THIRD PARTY AGREEMENT.

         (c) LOXO will cooperate with NOVARTIS in furnishing all data and information to enable NOVARTIS to meet their reporting obligations under THIRD PARTY AGREEMENTS.

         (d) LOXO will comply with the research, development and commercialization obligations of the THIRD PARTY AGREEMENTS as they relate to the FIELD.

         (e) LOXO shall pay for all of the research funding required by the THIRD PARTY AGREEMENTS.

         2.5. NOVARTIS shall provide to LOXO, at no cost, all NOVARTIS INFORMATION licensed to LOXO under this Agreement and reasonably required by LOXO for the development, manufacture, use or sale of a XENOGRAFT PRODUCT licensed to LOXO under this Agreement. If so requested by LOXO and at the cost of LOXO, representatives of NOVARTIS shall visit LOXO or its AFFILIATES or sublicensees in order to assist in the transfer and implementation of such NOVARTIS INFORMATION.

         2.6. At the expense of LOXO, NOVARTIS shall provide to LOXO or its AFFILIATES or their licensees, as reasonably requested by LOXO and to the extent available to NOVARTIS, any NOVARTIS MATERIAL licensed to LOXO under this Agreement, as reasonably required by LOXO for the development, manufacture, use or sale of a XENOGRAFT PRODUCT licensed to LOXO under this Agreement, provided, however, that to the extent required by LOXO for research with respect to XENOGRAFT PRODUCT, and if commercialized by NOVARTIS or if used by NOVARTIS with respect to research or development performed by NOVARTIS, NOVARTIS shall provide NOVARTIS MATERIAL other than swine to LOXO at no cost.

         2.7. LOXO hereby grants to NOVARTIS a royalty-free, fully-paid-up and non-terminable, non-exclusive license in the TERRITORY under IMPROVEMENT PATENTS to make, have made, use, sell, offer to sell and import any product.

                                   SECTION 3.

                               DEVELOPMENT EFFORTS

         3.1. Within sixty (60) days after the end of each calendar year, LOXO shall provide NOVARTIS with a report of the research performed by LOXO with respect to XENOGRAFT PRODUCT in such calendar year.

                                   SECTION 4.

                                    ROYALTIES

         4.1. For the period that the NOVARTIS AGREEMENT is in effect, no royalties shall be due from LOXO to NOVARTIS.

                                   SECTION 5.

                                    PATENTS

         5.1. NOVARTIS shall own any inventions and patents based thereon made by NOVARTIS employees.

         5.2. LOXO shall own the inventions and patents based thereon made by LOXO employees.

         5.3. NOVARTIS and LOXO shall jointly own any inventions and patents based thereon jointly made by employee(s) of NOVARTIS and employee(s) of LOXO.

         5.4. (a) NOVARTIS or NOVARTIS licensors, in the case of NOVARTIS PATENTS licensed to NOVARTIS, shall file, prosecute and maintain NOVARTIS PATENTS in the TERRITORY through patent counsel selected by NOVARTIS or its licensors, and NOVARTIS shall consult with and keep LOXO advised with respect thereto. NOVARTIS shall disclose to LOXO the complete texts of all such patents and patent applications filed by NOVARTIS or its licensor, as well as all information received concerning the institution or possible institution of any interference, opposition, re-examination, reissue, revocation, nullification or any official proceeding involving any patent licensed herein anywhere in the TERRITORY. LOXO shall have the right to review such pending applications and other proceedings and make recommendations to NOVARTIS concerning them and their conduct.

In the event that NOVARTIS intends to finally abandon any NOVARTIS PATENT licensed to LOXO under this Agreement without refiling thereof, it shall notify LOXO and shall also notify LOXO in the event that any of NOVARTIS' licensors intends to finally abandon any NOVARTIS PATENT without refiling thereof. In the event LOXO reasonably notifies NOVARTIS that it disagrees with the abandonment and NOVARTIS still intends to abandon, LOXO shall have the right if it so wishes to have such NOVARTIS PATENT. assigned to LOXO at LOXO's expense. Following such assignment, LOXO shall have no further obligation to NOVARTIS under such NOVARTIS PATENT.

         5.5. In the event NOVARTIS or LOXO or NOVARTIS' licensors desire to file or obtain a supplementary protection certificate or patent extension or the like with respect to a NOVARTIS PATENT, NOVARTIS and LOXO shall cooperate with each other with respect thereto including providing data and information reasonably required for such filing.

                                   SECTION 6.

                              TERM AND TERMINATION

         6.1. This Agreement shall remain in full force and effect until terminated under this Section 6.

         6.2. If either PARTY materially breaches this Agreement, the other PARTY may terminate this Agreement by written notice to the breaching PARTY specifying the breach and this Agreement shall be terminated thirty (30) business days after such written notice if the material breach is a payment breach, and sixty (60) business days thereafter for material breaches other than a payment breach, unless prior to the expiration of such period such breach is cured. In the event that a material breach other than a payment breach cannot be cured within such sixty (60) day period and a PARTY has initiated steps to cure such breach within such sixty (60) day period and notified the other PARTY in writing thereof within such sixty (60) day period and in good faith continues to work toward curing such breach as expeditiously as possible than this Agreement shall not be terminated if such breach is in fact cured within six (6) months after such notice.

         6.3. Either PARTY may terminate this Agreement, if, at any time, the other PARTY becomes insolvent or the other PARTY shall file in any court or agency pursuant to any statute or regulation of a country in the TERRITORY a petition of bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver of trustee of the other PARTY or of its assets or if the other PARTY proposes a written agreement of composition or extension of its debts or if the other PARTY shall be served with an involuntary petition against it, filed in any insolvency proceeding, and such petition shall not be dismissed within sixty (60) days after filing thereof, or if the other PARTY shall make an assignment for the benefit of its creditors. Notwithstanding the bankruptcy of NOVARTIS or the impairment of performance of NOVARTIS of its obligations under this section, LOXO shall be entitled to retain the licenses granted herein, provided it continues to comply with its obligations to NOVARTIS hereunder.

         6.4. Upon the termination of any rights granted hereunder, in whole or in part in any country in the TERRITORY, for any reason other than a failure to cure a material breach of this Agreement by LOXO, LOXO shall have the right to dispose of all XENOGRAFT PRODUCT then on hand, and the royalties shall be paid to NOVARTIS with respect to such XENOGRAFT PRODUCT as though such rights had not terminated.

         6.5. (a) Termination, relinquishment or expiration of this Agreement for any reason shall be without prejudice to any rights which shall have accrued to the benefit of either PARTY prior to such termination, relinquishment or expiration. Such termination, relinquishment or expiration shall not relieve either PARTY from obligations which are expressly indicated to survive termination or expiration of this Agreement.

              (b) Termination, relinquishment or expiration of this Agreement shall not terminate LOXO obligation to pay all royalties and other payments that shall have accrued prior to such termination. All of the PARTIES' rights and obligations under Sections 2.2, 2.3, 2.4(b), 5.1, 5.2, 5.3, 6.5, 8 & 9 shall survive termination, relinquishment or expiration hereof.

         6.6 This Agreement shall automatically terminate upon termination of the NOVARTIS AGREEMENT.

         6.7 This Agreement may not be terminated by either PARTY except as specifically provided in this Section 6.

                                   SECTION 7.

                                  INFRINGEMENT

         7.1. (a) If a third party makes, uses or sells a XENOGRAFT PRODUCT that infringes any of the NOVARTIS PATENTS under which LOXO is licensed, LOXO shall have the right and option but not the obligation to bring an action for infringement, at its sole expense, against such third party in the name of LOXO, and to join the owner of the NOVARTIS PATENT as a party plaintiff if required. LOXO shall promptly notify NOVARTIS of any such infringement and shall keep NOVARTIS informed as to the prosecution of any action for such infringement and shall not institute any infringement action without providing NOVARTIS with thirty (30) days prior written notice. No settlement, consent judgment or other voluntary final disposition of the suit may be entered into without the consent of NOVARTIS, which consent shall not unreasonably be withheld. The rights granted under this Section 7.1 are subject to the terms and conditions of the THIRD PARTY AGREEMENTS with respect to NOVARTIS PATENTS licensed under THIRD PARTY AGREEMENTS.

         Any recovery of damages by LOXO for any such suit shall be applied first in satisfaction of obligations under THIRD PARTY AGREEMENTS. The balance, if any, remaining from any such recovery shall be retained by LOXO.

         7.2. In the event that LOXO elects not to pursue an action for infringement pursuant to Section 7.1, or does not do so within sixty (60) days after written notice by NOVARTIS that an unlicensed third party is an infringer of a NOVARTIS PATENT licensed to LOXO, NOVARTIS or its licensor(s) shall have the right and option, but not the obligation at its cost and expense to initiate infringement litigation and to retain any recovered damages.

         7.3. In any infringement suit either PARTY may institute to enforce the NOVARTIS PATENTS pursuant to this Agreement, the other PARTY hereto shall, at the request of the PARTY initiating such suit, cooperate in all respects and, to the extent possible, have its employees testify when requested and make available relevant records, papers, information, samples, specimens, and the like. All reasonable out-of-pocket costs of the other PARTY incurred in connection with rendering such cooperation shall be paid by the requesting PARTY.

         7.4. In the event of the institution of any suit by a third party against LOXO, its AFFILIATES or their licensees involving the manufacture, use, sale, distribution or marketing of any XENOGRAFT PRODUCT in the TERRITORY, LOXO shall promptly notify NOVARTIS in writing of such suit. During the pendency of such action, all royalties due hereunder shall continue to be paid by LOXO. LOXO shall have full responsibility for the payment of any award for damages, or any amount due pursuant to any settlement entered into by LOXO with such third party.

         7.5. In any infringement suit either PARTY may institute to enforce patents pursuant to this Agreement, the other PARTY hereto shall, at the request of the PARTY initiating such suit, cooperate in all respects and, to the extent possible, have its employees testify when requested and make available relevant records, papers, information, samples, specimens, and the like. All reasonable out-of-pocket costs of the other PARTY incurred in connection with rendering such cooperation shall be paid by the requesting PARTY. In addition, such PARTY shall keep the other PARTY advised of any such litigation.

                                   SECTION 8.

                                 INDEMNIFICATION

         8.1. LOXO shall defend, indemnify and hold harmless NOVARTIS, AFFILIATES of NOVARTIS, licensors of NOVARTIS, and their respective directors, officers, shareholders, agents and employees (each of them an "Indemnified Party"), from and against any and all liability, loss, damages and expenses (including attorneys' fees) as the result of claims, demands, costs or judgments which may be made or instituted against any Indemnified Party arising out of the development, manufacture, possession, distribution, use, testing, sale or other disposition of XENOGRAFT PRODUCT by or through LOXO or its AFFILIATES or any of their licensees, distributors, co-marketers and/or any person or entity that prepares or manufactures XENOGRAFT PRODUCT for or on behalf of any of them and/or any person or entity that receives or obtains (directly or indirectly) XENOGRAFT PRODUCT from any of them. LOXO obligation to defend, indemnify and hold harmless shall include claims, demands, costs or judgments, whether for money damages or equitable relief by reason of alleged personal injury (including death) to any person or alleged property damage, provided, however, the indemnity shall not extend to any claims against an Indemnified Party which result solely from the gross negligence or willful misconduct of such Indemnified Party. LOXO shall have the exclusive right to control the defense of any action which is to be indemnified in whole by LOXO hereunder including the right to select counsel acceptable to the Indemnified Party to defend the Indemnified Party, and to settle any claim, provided that, without the written consent of the Indemnified Party (which shall not be unreasonably withheld or delayed), LOXO shall not agree to settle any claim against the Indemnified Party to the extent such claim has a material adverse effect on the Indemnified Party. The provisions of this paragraph shall survive and remain in full force and effect after any termination, expiration or cancellation of this Agreement and LOXO obligation hereunder shall apply whether or not such claims are rightfully brought.

         8.2. A person or entity that intends to claim indemnification under this Article 8 (the "Indemnitee") shall promptly notify LOXO (the "Indemnitor") of any loss, claim, damage, liability or action in respect of which the Indemnitee intends to claim such indemnification, and the Indemnitor, shall assume the defense thereof with counsel mutually satisfactory to the Indemnitor and the Indemnitee(s); provided, however, that an Indemnitee shall have the right to retain its own counsel, with the fees and expenses to be paid by the Indemnitor if Indemnitor does not assume the defense; or, if representation of such Indemnitee by the counsel retained by the Indemnitor would be inappropriate due to actual or potential differing interests between such Indemnitee and any other Indemnitee represented by such counsel in such proceedings. The indemnity agreement in this Article 8 shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action if such settlement is effected without the consent of the Indemnitor, which consent shall not be withheld unreasonably. The failure to deliver notice to the Indemnitor within a reasonable time after the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such Indemnitor of any liability to the Indemnitee under this Article 8, but the omission so to deliver notice to the Indemnitor will not relieve it of any liability that it may have to any Indemnitee otherwise than under this Article 8. The Indemnitee under this Article 8, its employees and agents, shall cooperate fully with the Indemnitor and its legal representatives in the investigations of any action, claim or liability covered by this indemnification. In the event that an Indemnitee brings an action to cause Indemnitor to meet Indemnitor's indemnification obligations, and Indemnitor is finally held liable, the

Indemnitor shall additionally be liable to pay the reasonable legal costs and attorneys' fees incurred by the Indemnitee in establishing its claim for indemnity.

         8.3. In the event that NOVARTIS receives a sublicense under this Agreement, LOXO's obligation to indemnify shall no longer be in force and effect.

                                   SECTION 9.

                                 CONFIDENTIALITY

         9.1. (a) Disclosure or delivery of confidential and proprietary information or material by any PARTY to the other PARTY may be made in writing, or orally. Such confidential information or material provided by one PARTY to the other PARTY will be safeguarded by the recipient and will not be disclosed to third parties and will be made available only to the receiving PARTY's or its AFFILIATES employees or agents (including attorneys) who need to know such information or have such material for purposes permitted under this Agreement and who have obligations of confidentiality and non-use similar to those of this Agreement. Each PARTY shall hold as confidential such confidential information and material in the same manner and with the same protection as such party maintains for its own confidential information and materials and agrees to use such confidential information and materials only for the purpose of this Agreement and as permitted by this Agreement. A PARTY may disclose Confidential Information of another to a third party for the purposes contemplated by this Agreement, provided that the third party agrees to maintain the confidentiality thereof in a manner consistent with the confidentiality provisions of this Agreement.

         (b) The mutual obligations of confidentiality under this Section will not apply to any information to the extent that such information:

                  (i) is or hereafter becomes part of the public domain through no action of the recipient of the information which constitutes a default under this Agreement;

                  (ii) was already known to the recipient as evidenced by prior written documents in its possession which were not furnished by the other party;

                  (iii) is disclosed to the recipient by a third party who is not in default of any confidentiality obligation to the disclosing PARTY hereunder;

                  (iv) is disclosed to obtain a regulatory approval for XENOGRAFT PRODUCT in the TERRITORY, provided that the disclosing PARTY takes all reasonable steps to restrict and maintain the confidentiality of the disclosure;

                  (v) is required by law or bona fide legal process to be disclosed, provided that the disclosing PARTY takes all reasonable steps to restrict and maintain confidentiality of such disclosure and provides reasonable notice to the non-disclosing PARTY; or

                  (vi) is approved for release by the PARTIES.

   Confidential Materials omitted and filed with the Securities and Exchange
                    Commission. Asterisks denote omissions.

         9.2. NOVARTIS and LOXO each agrees not to disclose any terms or conditions of this Agreement to any third party without the prior consent of the other PARTY, except as required by applicable law, rule or regulation; or in connection with a financing or offering statement or memorandum, or to a potential sublicensee, assignee or transferee of the business of a party to which this Agreement relates; or to a licensor of a PARTY for the purpose of granting a sublicense to the other PARTY. In the event of a disclosure required under this Section, the disclosing PARTY shall nonetheless provide the non-disclosing PARTY with notice of such disclosure prior to disclosure, and will, to the extent reasonably possible, provide the non-disclosing PARTY with an opportunity to correct same. A PARTY shall not be required to provide the other PARTY with a disclosure which has been previously provided to a PARTY.

LOXO and NOVARTIS shall have the right to advise third parties as to whether or not this Agreement covers any contemplated work or collaboration with such third party.

         9.3 LOXO agrees that, with respect to any proprietary swine, including [**], which are provided to LOXO or its AFFILIATES, or any of their licensees by or on behalf of NOVARTIS, as well as all progeny, modifications thereto, [**] produced therefrom by or on behalf of LOXO or its AFFILIATES or any of their licensees shall be owned by NOVARTIS, and LOXO shall not transfer same to a third-party without the consent of NOVARTIS and then only if such third-party enters into a separate agreement with NOVARTIS acknowledging NOVARTIS' rights therein, unless otherwise agreed to by NOVARTIS.

                                   SECTION 10.

                                  FORCE MAJEURE

         10.1. Neither PARTY shall be held liable or responsible to the other PARTY nor be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement (other than a payment provision) when such failure or delay is caused by or results from causes beyond the reasonable control of the affected PARTY including but not limited to fire, floods, embargoes, war, acts of war (whether war be declared or not), insurrections, riots, civil commotions, strikes, lockouts or other labor disturbances, acts of God or acts, omissions or delays in acting by any governmental authority or the other party.

                                   SECTION 11.

                       ASSIGNMENT AND NOVARTIS AFFILIATES

         11.1. This Agreement may not be assigned or otherwise transferred by either PARTY without the consent of the other PARTY; provided, however, that either PARTY may, without such consent, assign this Agreement and its rights and obligations hereunder to its AFFILIATES or in connection with the transfer or sale of all or substantially all of its business to which this Agreement relates, or in the event of its merger or consolidation or change in control or similar transaction provided that the permitted assignee shall assume all obligations of its assignor under this Agreement. A permitted assignment of this Agreement by a PARTY shall relieve such PARTY from its obligations under this

Agreement except in the case of a merger or consolidation where the PARTY is not the surviving entity. Any purported assignment in violation of the preceding sentences shall be void.

         11.2. NOVARTIS warrants that its AFFILIATES, including, but not limited to, its United States AFFILIATE will comply with the terms, obligations and conditions imposed on NOVARTIS under this Agreement as if they were signatories to this Agreement and NOVARTIS assumes full liability for any breach of the terms and conditions of this Agreement by an AFFILIATE of NOVARTIS.

                                   SECTION 12.

                               GENERAL PROVISIONS

         12.1. The relationship between NOVARTIS and LOXO is that of independent contractors. NOVARTIS and LOXO are not joint venturers, partners, principal and agent, master and servant, employer or employee, and have no relationship other than as independent contracting parties. NOVARTIS shall have no power to bind or obligate LOXO in any manner.

         12.2. This Agreement, including the Appendices, set forth the entire agreement and understanding between the PARTIES with respect to the subject matter thereof and supersedes all prior agreements in this respect. There shall be no amendments or modifications to this Agreement, except by a written document which is signed by both parties.

         12.3. This Agreement shall be construed and enforced in accordance with the laws of New York without reference to its choice of law principles.

         12.4. The headings in this Agreement have been inserted for the convenience of reference only and are not intended to limit or expand on the meaning of the language contained in the particular article or section.

         12.5. Any delay in enforcing a PARTY's rights under this Agreement or any waiver as to a particular default or other matter shall not constitute a waiver of a PARTY's right to the future enforcement of its rights under this Agreement, excepting only as to an expressed written and signed waiver as to a particular matter for a particular period of time.

         12.6. Notices. Any notices given pursuant to this Agreement shall be in writing and shall be deemed received upon the earlier of (i) when received at the address set forth below (including telefax or personal delivery), or (ii) three (3) business days after mailed by certified or registered mail in the United States or Swiss mails, postage prepaid and properly addressed, with return receipt requested. Notices shall be delivered to the respective parties as indicated:

         To NOVARTIS:               Lichtstrasse 35
                                    CH-4002
                                    Basel, Switzerland

         To LOXO:                   c/o Dr. Michael Pfeifer
                                    Gloor & Christ,
                                    Aesenchenvorstadt 4, 4051
                                    Basel, Switzerland

         12.7. If any provision(s) of this Agreement are or become invalid, are ruled illegal by any court of competent jurisdiction or are deemed unenforceable under then current applicable law from time to time in effect during the term hereof, it is the intention of the PARTIES that the remainder of this Agreement shall not be affected thereby provided that a PARTY's rights under this Agreement are not materially affected. It is further the intention of the parties that in lieu of each such provision which is invalid, illegal, or unenforceable, there be substituted or added as part of this Agreement a provision which shall be as similar as possible in economic and business objectives as intended by the PARTIES to such invalid, illegal or unenforceable provision, but shall be valid, legal and enforceable. In the event a party's rights are materially affected as a result of a change in this Agreement under this Section, such PARTY may terminate this Agreement.

         12.8. The PARTIES agree throughout the duration of this Agreement to notify each other immediately of any information concerning any serious or unexpected side effect, injury, toxicity or sensitivity reaction or any unexpected incidence and the severity thereof associated with the uses, studies, field trials, investigations, tests and marketing of XENOGRAFT PRODUCT. The PARTIES further agree to immediately notify each other of any information received regarding any threatened or pending action which may affect the safety or efficacy claims of XENOGRAFT PRODUCT or the continued marketing of XENOGRAFT PRODUCT .

         12.9. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         12.10. Each PARTY agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

         12.11. Except as otherwise provided herein, neither PARTY shall have any right, express or implied, to use in any manner the name or other designation of the other PARTY or any other trade name or trademark of the other PARTY for any purpose in connection with the performance of this Agreement.

         12.12. LOXO agrees to comply with all applicable laws, rules and regulations with respect to the import, export, manufacture, use and sale of XENOGRAFT PRODUCT.

         12.13. All the terms and provisions of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the PARTIES hereto and their respective permitted successors and assigns.

         12.14. The descriptive headings of this Agreement are for convenience only, and shall be of no force or effect in construing or interpreting any of the provisions of this Agreement.

                                   SECTION 13.

                                   WARRANTIES

         13.1. The PARTIES warrant and represent to each other that each has the full right and authority to enter into this Agreement, that each is not aware of any impediment which would inhibit its ability to perform the terms and conditions imposed on it by this Agreement, and that there are no and will be no outstanding agreements, licenses, assignments or encumbrances inconsistent with the provisions of and the rights and licenses granted under this Agreement, or which are inconsistent with or would prevent a PARTY from performing all of its obligations under this Agreement.

         13.2 NOVARTIS MAKES NO OTHER REPRESENTATION OR WARRANTY HEREUNDER AND DISCLAIMS ALL OTHER REPRESENTATIONS AND WARRANTIES, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY OR FITNESS FOR USE OR WITH RESPECT TO THE VALIDITY, ENFORCEABILITY, OR PATENTABILITY OF NOVARTIS PATENTS OR THAT XENOGRAFT PRODUCT WILL NOT INFRINGE PATENT RIGHTS OF A THIRD PARTY.

         IN WITNESS WHEREOF, the parties intending to be bound have set their hands and seals, effective as of the date first written above.

NOVARTIS PHARMA, A.G.                                LOXO AG

By: /s/ CLIVE MORRIS                                  By: /s/ MICHAEL P. PFIEFER
   ------------------------                             -----------------------

Title: CEO                                           Title: PRESIDENT
      ---------------------                                --------------------
Date: SEPT. 25, 2000 - SEPT. 24, 2000                Date: SEPT. 25, 2000
      -------------------------------                      --------------------

                                   APPENDIX A

                             THIRD PARTY AGREEMENTS.

                           TITLE AND DATE OF AGREEMENT

                                   APPENDIX B

                              ARBITRATION PROVISION

         In the event the PARTIES are unable to reach agreement with respect to any matter which is to be subject to arbitration in accordance with the License Agreement, as applicable, such will be determined through binding arbitration in Boston, Massachusetts in accordance with the Commercial Rules of Arbitration of the American Arbitration Association.

         The arbitration panel shall be comprised of three (3) arbitrators. Each Party shall be entitled to appoint one arbitrator. The PARTIES shall appoint their respective arbitrators within thirty (30) days after submission for arbitration. If either PARTY shall fail to make timely appointment of its arbitrator, the arbitration shall be heard and decided by the sole arbitrator duly appointed by the other PARTY. Where both PARTIES have timely appointed their respective arbitrators, the two arbitrators so appointed shall agree on the appointment of the third arbitrator from the list of arbitrators maintained by the American Arbitration Association. If the PARTIES' appointed arbitrators shall fail to agree. within thirty (30) days from the date both PARTIES' arbitrators have been appointed, on the identity of the third arbitrator, then such arbitrator shall be appointed by the appropriate administrative body of the American Arbitration Association.

         Within ten (10) days of appointment of the full arbitration panel, the PARTIES shall exchange their final proposed positions with respect to the matters to be arbitrated, which shall approximate as closely as possible the closest positions of the parties previously taken in the negotiations. Within thirty (30) days of appointment of the arbitration Panel, each PARTY shall submit to the arbitrators a copy of the proposed position which it previously delivered to the other PARTY, together with a brief or other written memorandum supporting the merits of its proposed position. The arbitration panel shall promptly convene a hearing, at which time each PARTY shall have one (1) hour to argue in support of its proposed position. The PARTIES will not call any witnesses in support of their arguments.

         The arbitration panel shall select either of the PARTY's proposed position on the issue as the binding final decision to be embodied as an agreement between the PARTIES. In making their selection, the arbitrators shall not modify the terms or conditions of either PARTY's proposed position; nor will the arbitrators combine provisions from both proposed position. In making their selection, the arbitrators shall consider the terms and conditions of this Agreement, the relative merits of the proposed position and the written and oral arguments of the PARTIES. In the event the arbitrators seek the guidance of the law of any jurisdiction, the law of the State of New York shall govern.

         The arbitrators shall make their decision known to the PARTIES as quickly as possible by delivering written notice of their decision to both PARTIES. Such written notice need not justify their decision. The PARTIES will execute any and all papers necessary to obligate the parties to the position selected by the arbitration Panel within five (5) days of receipt of notice of such selection. The decision of the arbitrators shall be final and binding on the PARTIES, and specific performance may be ordered by any court of competent jurisdiction.

         The PARTIES will bear their own costs in preparing for the arbitration. The costs of the arbitrators will be equally divided between the PARTIES.

         Notwithstanding anything to the contrary, prior to initiating arbitration, the issues shall be submitted to the Chief Executive Officer of each of the PARTIES in an attempt to resolve the issues by good faith, mediation or negotiations by such Chief Executive Officers. If the issues have not been resolved within sixty (60) days after submission to the Chief Executive Officers, then either PARTY may initiate arbitration as set forth herein.

                                    EXHIBIT C

                             LOXO LICENSE AGREEMENT

                                LICENSE AGREEMENT

         THIS AGREEMENT, effective as of the ___ day of _____________, 2000 (the "EFFECTIVE DATE") between LOXO AG, a Swiss corporation having a place of business at c/o Dr. Michael Pfeifer, Gloor and Christ, Aeschenvorstadt 4, 4051, Basel Switzerland ("LOXO"), and NOVARTIS PHARMA AG, a Swiss corporation having a place of business at Lichtstrasse 35, CH-4002 Basel, Switzerland ("NOVARTIS").

         WHEREAS LOXO has certain rights to technology and patent rights in the field of xenotransplantation and wishes to conduct, or have conducted, further research in the field of xenotransplantation;

         WHEREAS NOVARTIS desires to obtain licenses to such technology and patent rights and to the results of such further research;

         WHEREAS LOXO desires to license such rights and technology and the results of such further research to NOVARTIS;

         NOW THEREFORE, in consideration of the faithful performance of the covenants herein contained, the parties hereto agree as follows:

                                   SECTION 1.

                                   DEFINITIONS

         1.1. "AFFILIATE" with respect to a PARTY shall mean any corporation or other entity which controls, is controlled by, or is under common control with such PARTY. A corporation or other entity shall be regarded as in control of another corporation or entity if it owns or directly or indirectly controls more than fifty percent (50%) of the voting stock or other ownership interest of the other corporation or entity, or if it possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the corporation or other entity or the power to elect or appoint fifty percent (50%) or more of the members of the governing body of the corporation or other entity. A corporation or entity which is under common control with LOXO as a result of a common venture capital entity is not an AFFILIATE of LOXO. For the purposes of this Agreement NOVARTIS is not an AFFILIATE of LOXO and BTI is not an AFFILIATE of LOXO.

         1.2. "AGREEMENT YEAR" shall mean the twelve-month period beginning on January 1, 2001 and each subsequent twelve-month period thereafter.

         1.3. "BTI" means Biotransplant, Incorporated, of 3rd Avenue, Building 75, Charlestown Navy Yard, Charlestown, MA 02129.

         1.4. "BTI AGREEMENT" means the License Agreement between BTI and LOXO effective as of _____.

     Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

         1.5. "EXCLUDED PRODUCT(S)" shall mean drugs or other therapeutic or prophylactic active agents, including antibodies, other than those licensed to LOXO under the BTI AGREEMENT and/or created by LOXO. For the avoidance of doubt, EXCLUDED PRODUCTS do not include organs, cells or tissue..

         1.6. "FIELD" shall mean human xenotransplantation.

         1.7. "LO-CD-2A ANTIBODY TECHNOLOGY" shall mean the antibody known as LO-CD-2A and/or fragments, derivatives or analogs thereof; and compounds and materials whether or not antibodies which are based on such antibody, as well as all information, data, technology and patent rights directed thereto, which exists as of April 1, 1993 or which may exist after April 1, 1993 and which is owned by or licensed to LOXO.

         1.8. "MAJOR COUNTRY" means the United States of America, United Kingdom, France, Italy, Germany, Japan and Canada.

         1.9. "NET SALES" shall mean with respect to any ROYALTY BEARING PRODUCT the invoiced sales price of such ROYALTY BEARING PRODUCT by LOXO, its AFFILIATES or any of their licensees, distributors or co-marketers less (i) [**]; (ii) [**] to the customer; (iii) [**] related to the [**]; (iv) [**] by [**] of [**] of [**] and a [**]with respect to such ROYALTY BEARING PRODUCT; (v) [**] in connection with the [**] of such ROYALTY BEARING PRODUCT, in final form to the extent separately invoiced; (vi) [**] resulting from any [**], whether [**]; and
(vii) [**] to the [**].

         In the event a sale is made between LOXO and its AFFILIATE or their licensee distributor or co-marketer for resale, then NET SALES for determining a payment under this Agreement shall be the [**] the AFFILIATE or licensee distributor or co-marketer, as the case may be, calculated in the manner of NET SALES [**] the AFFILIATE or licensee, distributor or co-marketer, as the case may be.

         1.10. "LOXO INFORMATION" means any and all data, information and know-how that is useful in the FIELD that is (i) owned by LOXO as of the EFFECTIVE DATE or thereafter and/or (ii) licensed to LOXO under a THIRD PARTY AGREEMENT and/or the BTI AGREEMENT and/or the NOVARTIS AGREEMENT.

         1.11. "LOXO MATERIAL" means any and all materials, substances, compounds, animals, and biologics that is useful in the FIELD that is (i) owned by LOXO as of the EFFECTIVE DATE or thereafter and/or (ii) licensed to LOXO under a THIRD PARTY AGREEMENT and/or the BTI AGREEMENT and/or the NOVARTIS AGREEMENT.

         1.12. "LOXO PATENT(S)" means any and all patent applications or patents (or equivalent thereof such as supplementary protection certificates or patent extensions) in the TERRITORY that are (i) owned by LOXO as of the EFFECTIVE DATE or thereafter and/or (ii) licensed to LOXO under a THIRD PARTY AGREEMENT and/or the BTI AGREEMENT and/or the NOVARTIS AGREEMENT.

     Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

         1.13. "NOVARTIS AGREEMENT" means the License Agreement between NOVARTIS and LOXO effective as of _____.

         1.14. "PARTY(IES)" shall mean NOVARTIS and/or LOXO, as the case may be.

         1.15. "PLAN" means the plan attached as Appendix A.

         1.16. "ROYALTY BEARING PRODUCT" shall mean all XENOGRAFT PRODUCTS other than an EXCLUDED PRODUCT(S).

         1.17. "TERRITORY" shall mean all countries of the world.

         1.18. "THIRD PARTY AGREEMENT(S)" means the agreements under which LOXO has or obtains rights in the FIELD that are accepted in writing by NOVARTIS for licensing to NOVARTIS under this Agreement. When accepted by NOVARTIS, an Agreement shall be listed in Appendix B hereto.

         1.19. "XENOGRAFT PRODUCT(S) " shall mean any product, process, article, apparatus, substance, chemical, material, biological material, including organs, cells and tissues, or service used prior to, during or after a human xenotransplantation procedure.

         1.20. "XENOGRAFT SYSTEM" means a combination of XENOGRAFT PRODUCTS required for performance of a human xenograft procedure.

                                   SECTION 2.

                                     FUNDING

         2.1. Subject to the termination provisions of Section 7.2(b), NOVARTIS shall make the following payments to support LOXO research:




         AGREEMENT YEAR                              PAYMENT
         --------------                              --------
           1                                          $[**]

           2                                          $[**]

           3                                          $[**]



         The payment in respect of the first AGREEMENT YEAR shall be due and payable within five (5) days of the start of the first AGREEMENT YEAR. The payments in respect of AGREEMENT YEARS 2 and 3 shall be due and payable by the first day of the AGREEMENT YEAR in question.

         2.2. The funds provided by NOVARTIS shall be used by LOXO as determined by (the management committee or board of directors) of LOXO in accordance with the general principles set forth in the PLAN.

         2.3. By the end of the second AGREEMENT YEAR, NOVARTIS shall notify LOXO as to whether or not NOVARTIS intends to provide funding to LOXO beyond the THIRD AGREEMENT YEAR, and if NOVARTIS intends to provide additional funding, LOXO and NOVARTIS shall promptly initiate good faith discussions with respect to such funding.

         2.4. Within sixty (60) days after the end of each AGREEMENT YEAR in which NOVARTIS provides funding to LOXO under Section 2.1, LOXO shall provide NOVARTIS with a financial report with respect to the use of such funds.

                                   SECTION 3.

                        LICENSES AND RIGHTS AND COVENANTS

         3.1. (a) LOXO grants to NOVARTIS a sole and exclusive royalty bearing license in the TERRITORY under LOXO PATENTS, LOXO MATERIAL and LOXO INFORMATION to make, have made, use, sell, offer to sell and import XENOGRAFT PRODUCT, in each case only for use in the FIELD.

                  (b) The rights and licenses granted under Section 3.1(a) are subject to the terms and conditions of the Mini-Swine Transfer and Maintenance Agreement of January 1, 1998 with Charles River Laboratories.

         3.2. NOVARTIS agrees that NOVARTIS and its AFFILIATES and licensees will use LOXO INFORMATION and LOXO MATERIAL only for development, making, using and selling of XENOGRAFT PRODUCT as to which NOVARTIS retains a license under this Agreement and only in those countries in which NOVARTIS retains a license under this Agreement.

         3.3. The PARTIES understand and agree that NOVARTIS has no rights in and to LO-CD-2A ANTIBODY TECHNOLOGY except if sold in combination with a XENOGRAFT PRODUCT which does not incorporate LO-CD-2A ANTIBODY TECHNOLOGY.

         3.4. NOVARTIS shall have the right to grant sublicenses to a third party under the license granted pursuant to Section 3.1 provided that: (i) NOVARTIS shall guarantee and be responsible for the making of all payments due, and the making of reports under this Agreement, with respect to sales of any XENOGRAFT PRODUCT by its sublicensees and their compliance with all applicable licensing terms of this Agreement to the extent that they are applicable to a sublicensee; and (ii) each sublicensee agrees in writing to comply with Sections 5.3, 9 & 10 of this Agreement, with LOXO and BTI being made a third party beneficiary thereof with the right of enforcement.

         (b) Any sublicense granted by NOVARTIS to a third party shall include a provision terminating the sublicense when the license to NOVARTIS hereunder terminates.

         3.5. (a) To the extent that NOVARTIS is granted rights and licenses under a THIRD PARTY AGREEMENT, NOVARTIS acknowledges and agrees that such rights and licenses are not greater than the rights and licenses that can be and have been sublicensed thereunder and the rights and licenses thereunder are subject to the terms, limitations and restrictions of such THIRD PARTY AGREEMENT.

                  (b) NOVARTIS agrees that NOVARTIS will comply with all of the terms, obligations, limitations and restrictions of the THIRD PARTY AGREEMENTS including but not limited to any confidentiality, insurance or indemnification requirements under the THIRD PARTY AGREEMENTS and that NOVARTIS will not perform any act (or fail to perform an act) that will cause BTI or LOXO to be in breach of any THIRD PARTY AGREEMENT.

                  (c) NOVARTIS will cooperate with LOXO and BTI in furnishing all data and information to enable LOXO and BTI to meet their reporting obligations under THIRD PARTY AGREEMENTS.

                  (d) NOVARTIS will comply with the research, development and commercialization obligations of the THIRD PARTY AGREEMENTS as they relate to the FIELD.

         3.6. LOXO shall provide to NOVARTIS, at no cost, all LOXO INFORMATION licensed to NOVARTIS under this Agreement and reasonably required by NOVARTIS for the development, manufacture, use or sale of a XENOGRAFT PRODUCT licensed to NOVARTIS under this Agreement. If so requested by NOVARTIS and at the cost of NOVARTIS, representatives of LOXO shall visit NOVARTIS or its AFFILIATES or sublicensees in order to assist in the transfer and implementation of such LOXO INFORMATION.

         3.7. At the expense of NOVARTIS, LOXO shall provide to NOVARTIS or its AFFILIATES or their sub-licensees as reasonably requested by NOVARTIS and to the extent available to LOXO, any LOXO MATERIAL licensed to NOVARTIS under this Agreement, as reasonably required by NOVARTIS for the development, manufacture, use or sale of a XENOGRAFT PRODUCT licensed to NOVARTIS under this Agreement, provided, however, that to the extent required by NOVARTIS for research with respect to XENOGRAFT PRODUCT, and if used by LOXO with respect to research performed by LOXO, LOXO shall provide LOXO MATERIAL other than swine to NOVARTIS at no cost.

                                   SECTION 4.

                               DEVELOPMENT EFFORTS

         4.1. (a) After the end of the third AGREEMENT YEAR, NOVARTIS itself or through its AFFILIATES or sublicensees, at its or their cost and expense will use all reasonable efforts in each country of the TERRITORY (i) to complete as expeditiously as possible and in good faith any necessary further research and subsequent development of a XENOGRAFT SYSTEM as might be required to obtain a saleable XENOGRAFT SYSTEM (ii) to obtain as expediently as possible the regulatory approval which is required to market and sell a XENOGRAFT SYSTEM; and
(iii) to develop in good faith the market for a XENOGRAFT SYSTEM and (iv) to market and to sell and to continue to market and sell in good faith a XENOGRAFT SYSTEM. If desired by NOVARTIS and LOXO such research efforts may be met by NOVARTIS funding research work at LOXO beyond the end of the third AGREEMENT YEAR.

                  (b) In the event that at any time NOVARTIS does not have a significant interest in developing, marketing and selling and/or in continuing, developing, marketing and selling a XENOGRAFT SYSTEM in any nation(s) of the TERRITORY, NOVARTIS shall promptly advise LOXO of such fact.

                  (c) After the third AGREEMENT YEAR, NOVARTIS shall provide written reports to LOXO and BTI concerning the efforts being made in accordance with this Section 4.1 and NOVARTIS shall provide LOXO and BTI with any additional information reasonably requested by LOXO and BTI in this respect, all to the extent not prohibited by confidentiality obligations to any third party.

                  (d) In the event that NOVARTIS fails to meet any of its obligations under this Section 4.1 with respect to a XENOGRAFT SYSTEM in a MAJOR COUNTRY, or NOVARTIS notifies LOXO that NOVARTIS does not have a significant interest in continuing to develop a XENOGRAFT SYSTEM in a MAJOR COUNTRY, LOXO shall have the right and option to terminate the rights and licenses granted to NOVARTIS under this Agreement in such country(ies) by sixty (60) days' prior written notice and such rights and licenses shall be terminated after such sixty
(60) days unless such failure is cured prior thereto or in the event such failure cannot be cured within such sixty (60) day period, NOVARTIS has initiated steps to cure such failure within such sixty (60) day period and in good faith continues to work toward curing such failure as expeditiously as possible and such failure is in fact cured within six (6) months after such notice.

                  (e) In the event that (i) NOVARTIS fails to meet any of its obligations under this Section 4.1 with respect to a XENOGRAFT SYSTEM in a MAJOR COUNTRY, or (ii) its right are terminated in a MAJOR COUNTRY, or (iii) NOVARTIS notifies LOXO that NOVARTIS does not have a significant interest in continuing to develop a HUMAN XENOGRAFT SYSTEM in a country other than a MAJOR COUNTRY, then LOXO shall also have the right and option to terminate the rights and licenses granted to NOVARTIS under this Agreement in each country other than a MAJOR COUNTRY for which NOVARTIS has not met its obligations under Section 4.1 by sixty (60) days' prior written notice and such rights and licenses shall be terminated after such sixty (60) days unless such failure is cured prior thereto or in the event such failure cannot be cured within such sixty (60) day period, NOVARTIS has initiated steps to cure such failure within such sixty (60) day period and in good faith continues to work toward curing such failure as expeditiously as possible and such failure is in fact cured within six (6) months after such notice.

         (f) In the event NOVARTIS disagrees with a notice of termination for failure to meet the obligations of NOVARTIS under Section 4, prior to the date for such termination, NOVARTIS can submit to arbitration under Appendix C whether or not NOVARTIS has met its obligations under Section 4. If arbitration is requested, the rights and licenses of NOVARTIS shall terminate only if in such arbitration there has been a determination that NOVARTIS has not met such obligations. If NOVARTIS does not request arbitration as permitted by this
Section 4.1 then the noticed termination shall be conclusively and irrevocably established as having been properly made and LOXO shall have no liability to NOVARTIS for such termination.

  Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

                                   SECTION 5.

                                    ROYALTIES

         5.1.(a) NOVARTIS shall pay a royalty on NET SALES of ROYALTY BEARING PRODUCTS sold or distributed by NOVARTIS or its AFFILIATES or any of their licensees, distributors, or co-marketers that is sufficient to pay LOXO's royalty obligations to BTI and NOVARTIS, provided that the total royalty paid by NOVARTIS to LOXO under this Section 5.1(a) and under Section 5.1(b) shall not exceed [**] percent ([**]%) of such NET SALES of ROYALTY BEARING PRODUCT;

         (b) To the extent that royalties and milestones are [**] with respect to a XENOGRAFT PRODUCT [**] or any of [**]s, LOXO [**] such royalties and milestones [**]. The payments required by the Section 4.1(b) shall be made [**] prior to the date on which royalties and milestones are due [**] and shall be [**] that will enable [**] obligations [**].

         (c) NOVARTIS agrees that it will not artificially discount the price of ROYALTY BEARING PRODUCTS for the purpose of promoting sales or increasing the price of EXCLUDED PRODUCTS.

         (d) In the event that ROYALTY BEARING PRODUCTS are sold in combination with EXCLUDED PRODUCTS, for the purpose of calculating royalties due on ROYALTY BEARING PRODUCTS, the PARTIES shall mutually agree to an allocation of the NET SALES of the combination between ROYALTY BEARING PRODUCTS and EXCLUDED PRODUCTS. If the PARTIES do not mutually agree, either PARTY may submit the issue to binding arbitration in accordance with Appendix C.

         5.2. NOVARTIS' obligation to pay royalties under Section 5.1 shall continue on a country-for-country basis and ROYALTY BEARING PRODUCT by ROYALTY BEARING PRODUCT basis beginning on the EFFECTIVE DATE of this Agreement and ending ten (10) years after the first commercial sale of each ROYALTY BEARING PRODUCT in a country when generally available in the country, provided, however, that if the manufacture, use or sale of ROYALTY BEARING PRODUCT is covered by a granted LOXO PATENT after the expiration of such period, then the obligation to pay royalties thereon shall continue until such ROYALTY BEARING PRODUCT is no longer covered by such granted LOXO PATENT.

         5.3. NOVARTIS shall keep, and shall cause each of its AFFILIATES and licensees distributors and co-marketers to keep, full and accurate books of account containing all particulars that may be necessary for the purpose of calculating all royalties payable to LOXO. Such books of account shall be kept at their principal places of business and, with all necessary supporting data, shall, during normal business hours be open for inspection by an independent certified accountant reasonably acceptable to NOVARTIS upon reasonable notice and no more than once a calendar year for the sole purpose of verifying and auditing royalty statements or compliance with this Agreement. Such accountant shall report to LOXO only as to the accuracy of the royalty calculation and as to the amount of any under- or over-payment. LOXO shall be responsible for the costs of any such verification and audit, except that NOVARTIS shall be responsible for the costs of any such audit in the event that as a result of such verification and/or audit royalties due and payable to LOXO are determined in any calendar quarter to exceed by five percent (5%) those actually paid by NOVARTIS. If the report indicates an underpayment, NOVARTIS shall pay to LOXO the amount of such underpayment within thirty (30) days of receiving notice thereof.

         5.4. With quarterly payments, NOVARTIS shall deliver to LOXO a full and accurate accounting to include at least the following information:

                  (a) Quantity of each ROYALTY BEARING PRODUCT subject to royalty sold (by country) by NOVARTIS and its AFFILIATES and their licensees, co-marketers and distributors:

                  (b) Total receipts for each ROYALTY BEARING PRODUCT subject to royalty (by country);

                  (c) An accounting for amounts deductible, if any, against total overall receipts in calculating total overall NET SALES; and

                  (d) Total royalties payable to LOXO.

         NOVARTIS shall provide any other information reasonably requested by LOXO to determine the calculation and amount of royalties.

         5.5. In each year the amount of royalty due shall be calculated quarterly as of March 31, June 30, September 30 and December 31 and shall be paid quarterly within the thirty (30) days next following such date, every such payment shall be supported by the accounting prescribed in Section 5.4 and shall be made in Swiss Francs. Whenever for the purpose of calculating royalties conversion from any foreign currency shall be required, all amounts will first be calculated in the currency of sale and then converted into Swiss Francs using as rates of exchange NOVARTIS exchange rates which are established by NOVARTIS in the ordinary course of business monthly on the basis of an average of rates during each month from external unaffiliated banks which will then, for those royalties to be paid directly to BTI under paragraphs 5.1(b) above, be converted into United States Dollars, using as the rate of exchange reported in the WALL STREET JOURNAL, Eastern edition, on the last business day of the calendar quarter to which the payment relates.

         5.6. Any tax required to be withheld by NOVARTIS under the laws of any foreign country for the account of LOXO, shall be promptly paid by NOVARTIS for and on behalf of LOXO to the appropriate governmental authority, and NOVARTIS shall furnish LOXO with proof of payment of such tax. Any such tax actually paid on LOXO's behalf shall be deducted from royalty payments due LOXO.

         5.7. In the event that NOVARTIS is prohibited in any country by applicable law from paying royalties for any portion of the term required by
Section 5.2, then NOVARTIS shall not be obligated to pay such royalty for such portion provided that the party receiving the royalty is notified in writing and that NOVARTIS shall negotiate an amendment so that LOXO receives essentially the same economic benefit as if the royalty was paid for the full term. If the PARTIES do not reach agreement within ninety (90) days after such notification, either PARTY may submit the issue to binding arbitration in accordance with Appendix C.

                                   SECTION 6.

                                     PATENTS

         6.1. LOXO shall own any inventions and patents based thereon made by LOXO employees.

         6.2. NOVARTIS shall own the inventions and patents based thereon made by NOVARTIS employees.

         6.3. LOXO and NOVARTIS shall jointly own any inventions and patents based thereon jointly made by employee(s) of LOXO and employee(s) of NOVARTIS.

         6.4 (a) LOXO or LOXO licensors, in the case of LOXO PATENTS licensed to LOXO, shall file, prosecute and maintain LOXO PATENTS in the TERRITORY through patent counsel selected by LOXO or its licensors, and LOXO shall consult with and keep NOVARTIS advised with respect thereto. LOXO shall disclose to NOVARTIS the complete texts of all such patents and patent applications filed by LOXO or its licensor, as well as all information received concerning the institution or possible institution of any interference, opposition, re-examination, reissue, revocation, nullification or any official proceeding involving any patent licensed herein anywhere in the TERRITORY. NOVARTIS shall have the right to review such pending applications and other proceedings and make recommendations to LOXO concerning them and their conduct.

In the event LOXO intends to finally abandon any LOXO Patents licensed to NOVARTIS under this Agreement without refiling thereof, it shall notify NOVARTIS and shall also notify NOVARTIS in the event that LOXO receives notice that any of LOXO's licensors intends to finally abandon any LOXO PATENT without refiling thereof. In the event NOVARTIS reasonably notifies LOXO that it disagrees with the abandonment and LOXO still intends to abandon, NOVARTIS shall have the right if it so wishes to have such LOXO PATENT assigned to it at NOVARTIS' expense. Following such assignment, NOVARTIS shall have no further obligation to LOXO under such LOXO PATENT.

         6.5 NOVARTIS acknowledges that, beginning with the end of the third AGREEMENT YEAR, LOXO is obligated to pay to BTI the cost and expense for filing, prosecuting and maintaining patent applications and patents licensed to LOXO by BTI to the extent that cost and expense is reasonably allocated to the Field Novartis agrees to and hereby assumes LOXO's obligations to BTI in this respect and agrees to pay directly to BTI such patent expenses to the extent that and for as long as NOVARTIS maintains a license under this Agreement under the patent rights involved..

         6.6. In the event LOXO or BTI or NOVARTIS or any of their respective licensors desire to file or obtain a supplementary protection certificate or patent extension or the like with respect to a LOXO PATENT, LOXO and NOVARTIS shall cooperate with each other with respect thereto including providing data and information reasonably required for such filing.

                                   SECTION 7.

                              TERM AND TERMINATION

         7.1. Except as otherwise specifically provided herein and unless sooner terminated pursuant to Section 7.2 or 7.4 of this Agreement, this Agreement shall remain in full force and effect until NOVARTIS has fully paid the royalties due hereunder for the full royalty term of Section 5.2. As of such time that NOVARTIS has paid royalties for the full royalty term under Section
5.2 of this Agreement for a ROYALTY BEARING PRODUCT, NOVARTIS shall have a fully paid up non-exclusive license for such ROYALTY BEARING PRODUCT.

         7.2. (a) If either PARTY materially breaches this Agreement, the other PARTY may terminate this Agreement by written notice to the breaching PARTY specifying the breach and this Agreement shall be terminated thirty (30) business days after such written notice if the material breach is a payment breach, and sixty (60) business days thereafter for material breaches other than a payment breach, unless prior to the expiration of such period such breach is cured. In the event that a material breach other than a payment breach cannot be cured within such sixty (60) day period and a PARTY has initiated steps to cure such breach within such sixty (60) day period and notified the other PARTY in writing thereof within such sixty (60) day period and in good faith continues to work toward curing such breach as expeditiously as possible than this Agreement shall not be terminated if such breach is in fact cured within six (6) months after such notice.

              (b) In the event that this Agreement is terminated by LOXO under Section 7.2(a), the amounts which have not yet been paid by NOVARTIS under
Section 2.1 shall be immediately due and payable to LOXO, and the obligation to make such payment shall survive termination of this Agreement.

         7.3. Upon termination of this Agreement under Section 7.2 or 7.7 (other than as a result of a breach of this Agreement by LOXO), or termination of the rights and licenses of NOVARTIS in one or more countries under Section 4, NOVARTIS shall promptly: (i) transfer free of charge, to LOXO or such other entity as LOXO shall designate, any and all rights that NOVARTIS or its AFFILIATES may have under any government registrations or authorizations, including product registrations, with respect to XENOGRAFT PRODUCT other than EXCLUDED PRODUCTS, and shall immediately cancel any such registrations or authorizations, including product registrations, with respect thereto as may not be transferable; (ii) provide to LOXO all data and other information in NOVARTIS', or its AFFILIATES', possession or control relating to such product registrations; and (iii) discontinue all distribution of XENOGRAFT PRODUCT other than EXCLUDED PRODUCT and the use of the LOXO TECHNOLOGY and LOXO MATERIAL. All rights of NOVARTIS granted hereunder shall revert to LOXO and the rights and licenses granted to NOVARTIS shall terminate. In the event that rights are terminated in only certain countries under Section 4.1, then this Section 7.3 shall only be applicable to such countries.

         7.4 Either PARTY may terminate this Agreement, if, at any time, the other PARTY becomes insolvent or the other PARTY shall file in any court or agency pursuant to any statute or regulation of a country in the TERRITORY a petition of bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver of trustee of the other PARTY or of its assets or if the other PARTY proposes a written agreement of composition or extension of its debts or if the other PARTY shall be served with an involuntary petition against it, filed in any insolvency proceeding, and such petition shall not be dismissed within sixty (60) days after filing thereof, or if the other PARTY shall make an assignment for the benefit of its creditors. Notwithstanding the bankruptcy of LOXO or the impairment of performance of LOXO of its obligations under this section, NOVARTIS shall be entitled to retain the licenses granted herein, provided it continues to comply with its obligations to LOXO hereunder.

         7.5 Upon the termination of any rights granted hereunder, in whole or in part in any country in the TERRITORY, for any reason other than a failure to cure a material breach of this Agreement by NOVARTIS, NOVARTIS shall have the right to dispose of all XENOGRAFT PRODUCT then on hand, and the royalties shall be paid to LOXO with respect to such XENOGRAFT PRODUCT as though such rights had not terminated.

         7.6 (a) Termination, relinquishment or expiration of this Agreement for any reason shall be without prejudice to any rights which shall have accrued to the benefit of either PARTY prior to such termination, relinquishment or expiration. Such termination, relinquishment or expiration shall not relieve either PARTY from obligations which are expressly indicated to survive termination or expiration of this Agreement.

                  (b) Termination, relinquishment or expiration of this Agreement shall not terminate NOVARTIS' obligation to pay all royalties and other payments that shall have accrued prior to such termination. All of the PARTIES' rights and obligations under Sections 3.2, 3.4, 3.5(b), 5.3, 6.1, 6.2, 6.3, 7.1, 7.5, 9, 10, and 15,2 shall survive termination, relinquishment or expiration hereof.

         7.7 With earliest effect from the end of the third AGREEMENT YEAR, NOVARTIS shall have the right to terminate this Agreement by thirty (30) days' prior written notice.

         7.8 This Agreement may not be terminated by either PARTY except as specifically provided in this Section 7.

                                   SECTION 8.

                                  INFRINGEMENT

         8.1. (a) If a third party makes, uses or sells a XENOGRAFT PRODUCT that infringes any of the LOXO PATENTS under which NOVARTIS is licensed, NOVARTIS shall have the right and option but not the obligation to bring an action for infringement, at its sole expense, against such third party in the name of NOVARTIS, and to join the owner of the LOXO PATENT as a party plaintiff if required. NOVARTIS shall promptly notify LOXO of any such infringement and shall keep LOXO informed as to the prosecution of any action for such infringement and shall not institute any infringement action without providing LOXO with thirty
(30) days prior written notice. No settlement, consent judgment or other voluntary final disposition of the suit may be entered into without the consent of LOXO, which consent shall not unreasonably be withheld. The rights granted under this Section are subject to the terms and conditions of the THIRD PARTY AGREEMENTS and with respect, to LOXO PATENTS licensed under THIRD PARTY AGREEMENTS , only as permitted thereunder.

Any recovery of damages by NOVARTIS for any such suit shall be applied first in satisfaction of obligations under THIRD PARTY AGREEMENTS. The balance, if any, remaining from any such recovery shall be retained by NOVARTIS and treated as NET SALES upon which royalties are to be paid to LOXO.

         8.2. In the event that NOVARTIS elects not to pursue an action for infringement pursuant to Section 8.1, or does not do so within sixty (60) days after written notice by LOXO that an unlicensed third party is an infringer of a LOXO PATENT RIGHT licensed to NOVARTIS, LOXO or its licensor(s) shall have the right and option, but not the obligation at its cost and expense to initiate infringement litigation and to retain any recovered damages.

         8.3. In any infringement suit either PARTY may institute to enforce the LOXO PATENTS pursuant to this Agreement, the other PARTY hereto shall, at the request of the PARTY initiating such suit, cooperate in all respects and, to the extent possible, have its employees testify when requested and make available relevant records, papers, information, samples, specimens, and the like. All reasonable out-of-pocket costs of the other PARTY incurred in connection with rendering such cooperation shall be paid by the requesting PARTY.

         8.4 In the event of the institution of any suit by a third party against NOVARTIS, its AFFILIATES or its licensees involving the manufacture, use, sale, distribution or marketing of any XENOGRAFT PRODUCT other than an EXCLUDED PRODUCT in the TERRITORY, NOVARTIS shall promptly notify LOXO in writing of such suit. During the pendency of such action, all royalties due hereunder shall continue to be paid by NOVARTIS. NOVARTIS shall have full responsibility for the payment of any award for damages, or any amount due pursuant to any settlement entered into by NOVARTIS with such third party.

                                   SECTION 9.

                                 INDEMNIFICATION

         9.1. NOVARTIS shall defend, indemnify and hold harmless LOXO, AFFILIATES of LOXO, licensors of LOXO, and their respective directors, officers, shareholders, agents and employees (each of them and "Indemnified Party"), from and against any and all liability, loss, damages and expenses (including attorneys' fees) as the result of claims, demands, costs or judgments which may be made or instituted against any Indemnified Party arising out of the development, manufacture, possession, distribution, use, testing, sale or other disposition of XENOGRAFT PRODUCT by or through NOVARTIS or its AFFILIATES or any of their licensees, distributors, co-marketers and/or any person or entity that prepares or manufactures XENOGRAFT PRODUCT for or on behalf of any of them and/or any person or entity that receives or obtains (directly or indirectly) XENOGRAFT PRODUCT from any of them. NOVARTIS' obligation to defend, indemnify and hold harmless shall include claims, demands, costs or judgments, whether for money damages or equitable relief by reason of alleged personal injury (including death) to any person or alleged property damage, provided, however, the indemnity shall not extend to any claims against an Indemnified Party which result solely from the gross negligence or willful misconduct of such Indemnified Party. NOVARTIS shall have the exclusive right to control the defense of any action which is to be indemnified in whole by NOVARTIS hereunder including the right to select counsel acceptable to the Indemnified Party to defend the Indemnified Party, and to settle any claim, provided that, without the written consent of the Indemnified Party (which shall not be unreasonably withheld or delayed), NOVARTIS shall not agree to settle any claim against the Indemnified Party to the extent such claim has a material adverse effect on the Indemnified Party. The provisions of this paragraph shall survive and remain in full force and effect after any termination, expiration or cancellation of this Agreement and NOVARTIS' obligation hereunder shall apply whether or not such claims are rightfully brought.

         9.2. A person or entity that intends to claim indemnification under this Article 9 (the "Indemnitee") shall promptly notify NOVARTIS (the "Indemnitor") of any loss, claim, damage, liability or action in respect of which the Indemnitee intends to claim such indemnification, and the Indemnitor, shall assume the defense thereof with counsel mutually satisfactory to the Indemnitor and the Indemnitee(s); provided, however, that an Indemnitee shall have the right to retain its own counsel, with the fees and expenses to be paid by the Indemnitor if Indemnitor does not assume the defense; or, if representation of such Indemnitee by the counsel retained by the Indemnitor would be inappropriate due to actual or potential differing interests between such Indemnitee and any other Indemnitee represented by such counsel in such proceedings. The indemnity agreement in this Article 9 shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action if such settlement is effected without the consent of the Indemnitor, which consent shall not be withheld unreasonably. The failure to deliver notice to the Indemnitor within a reasonable time after the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such Indemnitor of any liability to the Indemnitee under this Article 9, but the omission so to deliver notice to the Indemnitor will not relieve it of any liability that it may have to any Indemnitee otherwise than under this Article
9. The Indemnitee under this Article 9, its employees and agents, shall cooperate fully with the Indemnitor and its legal representatives in the investigations of any action, claim or liability covered by this indemnification. In the event that an Indemnitee brings an action to cause Indemnitor to meet Indemnitor's indemnification obligations, and Indemnitor is finally held liable, the Indemnitor shall additionally be liable to pay the reasonable legal costs and attorneys' fees incurred by the Indemnitee in establishing its claim for indemnity.

                                   SECTION 10.

                                 CONFIDENTIALITY

         10.1. (a) Disclosure or delivery of confidential and proprietary information or material by any PARTY to the other PARTY may be made in writing, or orally. Such confidential information or material provided by one PARTY to the other PARTY will be safeguarded by the recipient and will not be disclosed to third parties and will be made available only to the receiving PARTY's or its AFFILIATES employees or agents (including attorneys) who need to know such information or have such material for purposes permitted under this Agreement and who have obligations of confidentiality and non-use similar to those of this Agreement. Each PARTY shall hold as confidential such confidential information and material in the same manner and with the same protection as such party maintains for its own confidential information and materials and agrees to use such confidential information and materials only for the purpose of this Agreement and as permitted by this Agreement. A PARTY may disclose Confidential Information of another to a third party for the purposes contemplated by this Agreement, provided that the third party agrees to maintain the confidentiality thereof in a manner consistent with the confidentiality provisions of this Agreement.

         (b) The mutual obligations of confidentiality under this Section will not apply to any information to the extent that such information:

                  (i) is or hereafter becomes part of the public domain through no action of the recipient of the information which constitutes a default under this Agreement;

                  (ii) was already known to the recipient as evidenced by prior written documents in its possession which were not furnished by the other party;

                  (iii) is disclosed to the recipient by a third party who is not in default of any confidentiality obligation to the disclosing PARTY hereunder;

                  (iv) is disclosed to obtain a regulatory approval for XENOGRAFT PRODUCT in the TERRITORY, provided that the disclosing PARTY takes all reasonable steps to restrict and maintain the confidentiality of the disclosure;

                  (v) is required by law or bona fide legal process to be disclosed, provided that the disclosing PARTY takes all reasonable steps to restrict and maintain confidentiality of such disclosure and provides reasonable notice to the non-disclosing PARTY; or

                  (vi) is approved for release by the PARTIES.

         10.2. (a) LOXO and NOVARTIS each agrees not to disclose any terms or conditions of this Agreement to any third party without the prior consent of the other PARTY, except as required by applicable law, rule or regulation; or in connection with a financing or offering statement or memorandum, or to a potential sublicensee, assignee or transferee of the business of a party to which this Agreement relates; or to a licensor of a PARTY for the purpose of granting a sublicense to the other PARTY. In the event of a disclosure required under this Section, the disclosing PARTY shall nonetheless provide the non-disclosing PARTY with notice of such disclosure prior to disclosure, and will, to the extent reasonably possible, provide the non-disclosing PARTY with an opportunity to correct same. A PARTY shall not be required to provide the other PARTY with a disclosure which has been previously provided to a PARTY.

         NOVARTIS and LOXO shall have the right to advise third parties as to whether or not this Agreement covers any contemplated work or collaboration with such third party.

         (b) NOVARTIS agrees that BTI also has the right to disclose the terms and conditions of this Agreement under the circumstances, terms and conditions of Section 10.2(a).

         10.3. NOVARTIS acknowledges that under this Agreement NOVARTIS will receive materials and information that originates from BTI and licensors of BTI and NOVARTIS agrees that the confidentiality obligations of this Section 10 are also applicable to materials and information that originates from BTI and its licensors.

  Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

         10.4. NOVARTIS agrees that, with respect to any miniswine which are provided to NOVARTIS by or on behalf of LOXO and/or BTI as well as all progeny, modifications thereto, genetic variants thereof and [**] produced therefrom by or on behalf of NOVARTIS and/or AFFILIATES of NOVARTIS and/or any of their licensees shall be owned by BTI, and NOVARTIS shall not transfer same to a third party without the consent of BTI and then only if such third party enters into a separate agreement with BTI acknowledging BTI's rights therein, unless otherwise agreed to by BTI. NOVARTIS further acknowledges and understands that all such swine are subject to the terms, conditions and obligations of LOXO to Charles River Laboratories under the Mini-Swine Transfer and Maintenance Agreement of January 1, 1998 with Charles River Laboratories.

                                   SECTION 11.

                                  FORCE MAJEURE

         11.1. Neither PARTY shall be held liable or responsible to the other PARTY nor be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement (other than a payment provision) when such failure or delay is caused by or results from causes beyond the reasonable control of the affected PARTY including but not limited to fire, floods, embargoes, war, acts of war (whether war be declared or not), insurrections, riots, civil commotions, strikes, lockouts or other labor disturbances, acts of God or acts, omissions or delays in acting by any governmental authority or the other party.

                                   SECTION 12.

                       ASSIGNMENT AND NOVARTIS AFFILIATES

         12.1. This Agreement may not be assigned or otherwise transferred by either PARTY without the consent of the other PARTY; provided, however, that either PARTY may, without such consent, assign this Agreement and its rights and obligations hereunder to its AFFILIATES or in connection with the transfer or sale of all or substantially all of its business to which this Agreement relates, or in the event of its merger or consolidation or change in control or similar transaction provided that the permitted assignee shall assume all obligations of its assignor under this Agreement. A permitted assignment of this Agreement by a PARTY shall relieve such PARTY from its obligations under this Agreement except in the case of a merger or consolidation where the PARTY is not the surviving entity. Any purported assignment in violation of the preceding sentences shall be void.

         12.2. NOVARTIS warrants that its AFFILIATES, including, but not limited to, its United States AFFILIATE will comply with the terms, obligations and conditions imposed on NOVARTIS under this Agreement as if they were signatories to this Agreement and NOVARTIS assumes full liability for any breach of the terms and conditions of this Agreement by an AFFILIATE of NOVARTIS.

                                   SECTION 13.

                               GENERAL PROVISIONS

         13.1. The relationship between LOXO and NOVARTIS is that of independent contractors. LOXO and NOVARTIS are not joint venturers, partners, principal and agent, master and servant, employer or employee, and have no relationship other than as independent contracting parties. LOXO shall have no power to bind or obligate NOVARTIS in any manner.

         13.2. This Agreement, including the Appendices, set forth the entire agreement and understanding between the PARTIES with respect to the subject matter thereof and supersedes all prior agreements in this respect. There shall be no amendments or modifications to this Agreement, except by a written document which is signed by both parties.

         13.3. This Agreement shall be construed and enforced in accordance with the laws of New York without reference to its choice of law principles.

         13.4. The headings in this Agreement have been inserted for the convenience of reference only and are not intended to limit or expand on the meaning of the language contained in the particular article or section.

         13.5. Any delay in enforcing a PARTY's rights under this Agreement or any waiver as to a particular default or other matter shall not constitute a waiver of a PARTY's right to the future enforcement of its rights under this Agreement, excepting only as to an expressed written and signed waiver as to a particular matter for a particular period of time.

         13.6. Notices. Any notices given pursuant to this Agreement shall be in writing and shall be deemed received upon the earlier of (i) when received at the address set forth below (including telefax or personal delivery), or (ii) three (3) business days after mailed by certified or registered mail in the United States or Swiss mails, postage prepaid and properly addressed, with return receipt requested. Notices shall be delivered to the respective parties as indicated:

         To LOXO:          c/o Dr. Michael Pfeifer
                           Gloor and Christ
                           Aeschenvorstadt 4,4051
                           Basel, Switzerland

         To NOVARTIS:      Novartis Pharma Ag.
                           Lichtstrasse 35
                           Ch-4002
                           Basel, Switzerland
                           Attn: Legal Department
                           Telecopy No. 41-61-324-7399

         13.7. If any provision(s) of this Agreement are or become invalid, are ruled illegal by any court of competent jurisdiction or are deemed unenforceable under then current applicable law from time to time in effect during the term hereof, it is the intention of the PARTIES that the remainder of this Agreement shall not be affected thereby provided that a PARTY's rights under this Agreement are not materially affected. It is further the intention of the parties that in lieu of each such provision which is invalid, illegal, or unenforceable, there be substituted or added as part of this Agreement a provision which shall be as similar as possible in economic and business objectives as intended by the PARTIES to such invalid, illegal or unenforceable provision, but shall be valid, legal and enforceable. In the event a party's rights are materially affected as a result of a change in this Agreement under this Section, such PARTY may terminate this Agreement.

         13.8. The PARTIES agree throughout the duration of this Agreement to notify each other immediately of any information concerning any serious or unexpected side effect, injury, toxicity or sensitivity reaction or any unexpected incidence and the severity thereof associated with the uses, studies, field trials, investigations, tests and marketing of XENOGRAFT PRODUCT. The PARTIES further agree to immediately notify each other of any information received regarding any threatened or pending action which may affect the safety or efficacy claims of XENOGRAFT PRODUCT or the continued marketing of XENOGRAFT PRODUCT.

         13.9. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         13.10. Each PARTY agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

         13.11. Except as otherwise provided herein, neither PARTY shall have any right, express or implied, to use in any manner the name or other designation of the other PARTY or any other trade name or trademark of the other PARTY for any purpose in connection with the performance of this Agreement.

         13.12. NOVARTIS agrees to comply with all applicable laws, rules and regulations with respect to the import, export, manufacture, use and sale of XENOGRAFT PRODUCT.

         13.13. All the terms and provisions of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the PARTIES hereto and their respective permitted successors and assigns.

         13.14. The descriptive headings of this Agreement are for convenience only, and shall be of no force or effect in construing or interpreting any of the provisions of this Agreement.

                                SECTION 14.

                                WARRANTIES

         14.1. The PARTIES warrant and represent to each other that each has the full right and authority to enter into this Agreement, that each is not aware of any impediment which would inhibit its ability to perform the terms and conditions imposed on it by this Agreement, and that there are no and will be no outstanding agreements, licenses, assignments or encumbrances inconsistent with the provisions of and the rights and licenses granted under this Agreement, or which are inconsistent with or would prevent a PARTY from performing all of its obligations under this Agreement.

         14.2 LOXO MAKES NO OTHER REPRESENTATION OR WARRANTY HEREUNDER AND DISCLAIMS ALL OTHER REPRESENTATIONS AND WARRANTIES, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY OR FITNESS FOR USE OR WITH RESPECT TO THE VALIDITY, ENFORCEABILITY, OR PATENTABILITY OF LOXO PATENTS OR THAT XENOGRAFT PRODUCT WILL NOT INFRINGE PATENT RIGHTS OF A THIRD PARTY.

                                   SECTION 15.

                             THIRD PARTY BENEFICIARY

         15.1. LOXO and NOVARTIS hereby agree that Sections 3.2, 3.3, 3.4, 3.5, 4.1, 5.1(b), 5.1(c), 5.2, 5.3, 5.4, 5.5, 6.5, 9.1, 9.2, 10.3, 10.4 and 12.2
shall not be amended or changed without the written consent of BTI.

         15.2. BTI is made a third party beneficiary of Sections 3.2, 3.3, 3.4, 3.5, 4.1, 5.1(b), 5.1(c), 5.2, 5.3, 5.4, 5.5, 6.5, 9.1, 9.2, 10.3, 10.4, 12.2,
and 15.1 and BTI is expressly granted the right to enforce the obligations of such sections and to sue for damages for the breach thereof, in each case, to the extent that such sections affect BTI or rights owned or licensed to BTI.

         IN WITNESS WHEREOF, the parties intending to be bound have set their hands and seals, effective as of the date first written above.

LOXO AG                                 NOVARTIS PHARMA AG

By: /s/ MICHAEL P. PFEIFER               By: /s/ CLIVE MORRIS
   ---------------------------             ------------------------------------

TITLE: PRESIDENT                        Title: HEAD OF PATIENTS, PHARMA GENERICS
      ------------------------                ----------------------------------

Date: SEPTEMBER 25, 2000                Date: SEPTEMBER 25, 2000
     -------------------------               -----------------------------------

  Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

                                   APPENDIX A

                                      PLAN

o Application of selected best technologies [**] to obtain proof of principle of xenograft tolerance.

o Improve safety profile of pig xenografts

                                   APPENDIX B

                             THIRD PARTY AGREEMENTS

                                   APPENDIX C

                              ARBITRATION PROVISION

         In the event the PARTIES are unable to reach agreement with respect to any matter which is to be subject to arbitration in accordance with the License Agreement, as applicable, such will be determined through binding arbitration in Boston, Massachusetts in accordance with the Commercial Rules of Arbitration of the American Arbitration Association.

         The arbitration panel shall be comprised of three (3) arbitrators. Each PARTY shall be entitled to appoint one arbitrator. The PARTIES shall appoint their respective arbitrators within thirty (30) days after submission for arbitration. If either PARTY shall fail to make timely appointment of its arbitrator, the arbitration shall be heard and decided by the sole arbitrator duly appointed by the other PARTY. Where both PARTIES have timely appointed their respective arbitrators, the two arbitrators so appointed shall agree on the appointment of the third arbitrator from the list of arbitrators maintained by the American Arbitration Association. If the PARTIES' appointed arbitrators shall fail to agree. within thirty (30) days from the date both PARTIES' arbitrators have been appointed, on the identity of the third arbitrator, then such arbitrator shall be appointed by the appropriate administrative body of the American Arbitration Association.

         Within ten (10) days of appointment of the full arbitration panel, the PARTIES shall exchange their final proposed positions with respect to the matters to be arbitrated, which shall approximate as closely as possible the closest positions of the parties previously taken in the negotiations. Within thirty (30) days of appointment of the arbitration Panel, each PARTY shall submit to the arbitrators a copy of the proposed position which it previously delivered to the other PARTY, together with a brief or other written memorandum supporting the merits of its proposed position. The arbitration panel shall promptly convene a hearing, at which time each PARTY shall have one (1) hour to argue in support of its proposed position. The PARTIES will not call any witnesses in support of their arguments.

         The arbitration panel shall select either of the PARTY's proposed position on the issue as the binding final decision to be embodied as an agreement between the PARTIES. In making their selection, the arbitrators shall not modify the terms or conditions of either PARTY's proposed position; nor will the arbitrators combine provisions from both proposed position. In making their selection, the arbitrators shall consider the terms and conditions of this Agreement, the relative merits of the proposed position and the written and oral arguments of the PARTIES. In the event the arbitrators seek the guidance of the law of any jurisdiction, the law of the State of New York shall govern.

         The arbitrators shall make their decision known to the PARTIES as quickly as possible by delivering written notice of their decision to both PARTIES. Such written notice need not justify their decision. The PARTIES will execute any and all papers necessary to obligate the parties to the position selected by the arbitration Panel within five (5) days of receipt of notice of such selection. The decision of the arbitrators shall be final and binding on the PARTIES, and specific performance may be ordered by any court of competent jurisdiction.

         The PARTIES will bear their own costs in preparing for the arbitration. The costs of the arbitrators will be equally divided between the PARTIES.

         Notwithstanding anything to the contrary, prior to initiating arbitration, the issues shall be submitted to the Chief Executive Officer of each of the PARTIES in an attempt to resolve the issues by good faith, mediation or negotiations by such Chief Executive Officers. If the issues have not been resolved within sixty (60) days after submission to the Chief Executive Officers, then either PARTY may initiate arbitration as set forth herein.

                                   APPENDIX D

                              ARBITRATION PROVISION

         In the event the Parties are unable to reach agreement with respect to any matter which is to be subject to arbitration in accordance with the Shareholders Agreement, as applicable, such will be determined through binding arbitration in New York, New York in accordance with the Commercial Rules of Arbitration of the American Arbitration Association.

         The arbitration panel shall be comprised of three (3) arbitrators. Each Party shall be entitled to appoint one arbitrator. The Parties shall appoint their respective arbitrators within thirty (30) days after submission for arbitration. If either Party shall fail to make timely appointment of its arbitrator, the arbitration shall be heard and decided by the sole arbitrator duly appointed by the other Party. Where both Parties have timely appointed their respective arbitrators, the two arbitrators so appointed shall agree on the appointment of the third arbitrator from the list of arbitrators maintained by the American Arbitrator Association. If the Parties' appointed arbitrators shall fail to agree, within thirty (30) days from the date both Parties' arbitrators have been appointed, on the identity of the third arbitrator, then such arbitrator shall be appointed by the appropriate administrative body of the American Arbitration Association.

         Within ten (10) days of appointment of the full arbitration panel, the Parties shall exchange their final proposed positions with respect to the matters to be arbitrated, which shall approximate as closely as possible the closest positions of the parties previously taken in the negotiations. Within thirty (30) days of appointment of the arbitration Panel, each Party shall submit to the arbitrators a copy of the proposed position which it previously delivered to the other Party, together with a brief or other written memorandum supporting the merits of its proposed position. The arbitration panel shall promptly convene a hearing, at which time each Party shall have one (1) hour to argue in support of its proposed position. The Parties will not call any witnesses in support of their arguments.

         The arbitration panel shall select either the Party's proposed position on the issue as the binding final decision to be embodied as an agreement between the Parties. In making their selection, the arbitrators shall not modify the terms or conditions of either Party's proposed position; nor will the arbitrators combine provisions from both proposed position. In making their selection, the arbitrators shall consider the terms and conditions of this Agreement, the relative merits of the proposed position and the written and oral arguments of the Parties. In the event the arbitrators seek the guidance of the law of any jurisdiction, the law of the State of New York shall govern.

         The arbitrators shall make their decision known to the Parties as quickly as possible by delivering written notice of their decision to both Parties. Such written notice need not justify their decision. The Parties will execute any and all papers necessary to obligate the parties to the position selected by the arbitration panel within five (5) days of receipt of notice of such selection. The decision of the arbitrators shall be final and binding on the Parties, and specific performance may be ordered by any court of competent jurisdiction.

         The Parties will bear their own costs in preparing for the arbitration. The costs of the arbitrators will be equally divided between the Parties.

         Notwithstanding anything to the contrary, prior to initiating arbitration, the issues shall be submitted to the Chief Executive Officer of each of the Parties in an attempt to resolve the issues by good faith, mediation or negotiations by such Chief Executive Officers. If the issues have not been resolved within sixty (60) days after submission to the Chief Executive Officers, then either Party may initiate arbitration as set forth herein.



















                                       2